UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number   811-5531
                                   ---------------------------------------------

                       MassMutual Participation Investors
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               1500 Main Street, Suite 600, Springfield, MA 01115
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip code)


                 Stephen L. Kuhn, Vice President and Secretary
               1500 Main Street, Suite 2800, Springfield, MA 01115
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  413-226-1000
                                                    ----------------------------

Date of fiscal year end:  12/31
                          ------------------

Date of reporting period: 12/31/04
                          ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORT TO STOCKHOLDERS.

         Attached hereto is the annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

2004
Annual
Report



















                                              MassMutual Participation Investors

MassMutual
Participation
Investors

MassMutual Participation Investors is a closed-end investment company, first offered to the public over a decade ago and is listed on the New York Stock Exchange.

MASSMUTUAL
PARTICIPATION INVESTORS
c/o Babson Capital Management LLC
1500 Main Street, Suite 600
Springfield, Massachusetts 01115
(413) 226-1516

ADVISER
Babson Capital Management LLC
1500 Main Street
Springfield, Massachusetts 01115

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
Boston, Massachusetts 02110

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02110

CUSTODIAN
Citibank, N.A.
New York, New York 10043

TRANSFER AGENT & REGISTRAR
Shareholder Financial Services, Inc.
P.O. Box 173673
Denver, Colorado 80217-3673
1-800-647-7374

PROXY VOTING POLICIES & PROCEDURES;
PROXY VOTING RECORD
The Trustees of MassMutual Participation Investors have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital Management LLC. A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on MassMutual Participation Investors' website: http://www. babsoncapital.com/mpv; and (3) on the U.S. Securities and Exchange Commission ("SEC") website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on MassMutual Participation Investors" website: http://www.babsoncapital.com/mpv; and (2) on the SEC's website at http://www.sec.gov.

FORM N-Q
MassMutual Participation Investors files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available
(i) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov; and (ii) at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800- SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

                                              MassMutual Participation Investors

Investment
Objective
and Policy

MassMutual Participation Investors (the "Trust") is a closed-end investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol "MPV". The Trust's share price can be found in the financial section of most newspapers as "MassPrt" or "MassMuPrt" under the New York Stock Exchange listings.

[PIE CHART APPEARS HERE]

Portfolio Composition as of 12/31/04*

Public High
Yield Debt 24%

Private Investment
Grade Debt 1%

Cash & Short Term
Investments 7%

Private/Restricted
Equity 14%

Public Equity 2%

Private High
Yield Debt 52%

*Based on value of total investments

The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term corporate debt obligations purchased directly from their issuers, which tend to be smaller companies. At least half of these investments normally include equity features such as warrants, conversion rights, or other equity features that provide the Trust with the opportunity to realize capital gains. The Trust will also invest in publicly traded debt securities (including high yield securities), again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. In addition, the Trust may temporarily invest in high quality, readily marketable securities.

Babson Capital Management LLC manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders quarterly in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

In this report you will find a complete listing of the Trust's holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the MassMutual Participation Investors Annual Meeting of Shareholders, which will be held on April 22, 2005 at 1:00 P.M. in Springfield, Massachusetts.

MassMutual Participation Investors

To
Our
Shareholders

On July 1, 2004, David L. Babson & Company Inc., the investment adviser to MassMutual Participation Investors (the "Trust"), announced that it was renaming itself as Babson Capital Management LLC. The Trust continues to be managed by the same individuals and there should be no change in the level of service provided.

I am pleased to share with you the Trust's Annual Report for the year ended December 31, 2004.

[PHOTO APPEARS HERE]

Left to right:

Roger W. Crandall
President

Stuart H. Reese
Chairman

The Trust's total portfolio rate of return for 2004 was 25.14%, as measured by the change in net asset value, assuming the reinvestment of all dividends and distributions.

M a s s M u t u a l   P a r t i c i p a t i o n   I n v e s t o r s

Total Annual Portfolio Return (as of 12/31 each year)*

                            [BAR CHART APPEARS HERE]

                                                          Lehman Brothers
                               Standard & Poor's          Intermediate U.S.
MassMutual Participation       Industrials Composite      Credit Index (Formerly
Investors (Based on change     (Formerly called the       called the Lehman
in the net asset value with    Standard & Poor's          Brothers Intermediate
reinvested dividends)          Industrial Price Index.)   Corporate Bond Index.)

      2004  25.14%                  2004  10.20%                2004   4.08
      2003  23.72%                  2003  28.34%                2003   6.91
      2002   5.70%                  2002 -23.51%                2002  10.14
      2001   3.41%                  2001 -11.67%                2001   9.77
      2000   8.11%                  2000 -16.26%                2000   9.46
      1999   4.77%                  1999  25.89%                1999   0.16
      1998  10.91%                  1998  33.77%                1998   8.29
      1997  24.10%                  1997  31.04%                1997   8.36
      1996  14.60%                  1996  23.03%                1996   3.97
      1995  26.11%                  1995  34.64%                1995  18.99

*Data for MassMutual Participation Investors represents portfolio returns based on change in the net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on market value due to the difference between the net asset value and the market value of the shares outstanding (see page 12 for total investment return based on market value); past performance is no guarantee of future results.

[PHOTO APPEARS HERE]

Left to right:

Stephen L. Kuhn
Vice President and Secretary

Clifford M. Noreen
Vice President

Charles C. McCobb, Jr.
Vice President and Chief Financial Officer

The Trust continues to repeatedly employ the investment philosophy that has served it well since its inception: investing in companies which we believe to have a strong business proposition, solid cash flow and experienced, ethical management.

MassMutual Participation Investors

The Trust's
2004 Portfolio
Performance

The Trust's total portfolio rate of return for 2004 was 25.14%, as measured by the change in net asset value, assuming the reinvestment of all dividends and distributions. The Trust's total net assets were $107,610,007, or $11.13 per share, as of December 31, 2004, compared to $94,396,591, or $9.84 per share, as of December 31, 2003. The Trust's quarterly per-share dividend increased in the first and second quarters of 2004 and remained stable for each of the next two quarters of 2004: from 20 cents per share paid for each quarter in 2003 to 21 cents per share paid in May, to 24 cents per share paid in August and in November. While the regular fourth quarter dividend paid in January remained at 24 cents per share, the Trust declared a special year-end dividend of 12 cents per share paid in January to shareholders of record on December 31, 2004. Aspecial 5 cent per share dividend was also paid in August, bringing total dividends for the year to $1.10 per share. All in all, we are very pleased with the Trust's 2004 portfolio performance.

                       Lehman            Lehman          Standard
                      Brothers          Brothers         & Poor's
           The     U.S. Corporate     Intermediate      Industrials    Russell
          Trust   High Yield Index  U.S. Credit Index*  Composite**  2000 Index

1 Year   25.14%        11.13%             4.08%           10.20%       18.33%
3 Year   17.85%        12.22%             7.01%            2.66%       11.48%
5 Year   12.84%         6.97%             8.05%           -4.37%        6.61%
10 Year  14.32%         8.13%             7.91%           11.31%       11.54%

 * Formerly called the Lehman Brothers Intermediate Corporate Bond Index. ** Formerly called the Standard & Poor's Industrial Price Index.

The above table lists the average annual returns of the Trust's portfolio, based on change in net assets, assuming the reinvestment of all dividends and distributions, compared to the average annual returns of selected equity and fixed income market indices for the 1, 3, 5 and 10 years ended December 31, 2004.

The U.S. economy and investment markets showed surprising resilience in 2004, holding steady despite several factors: short-term interest rates were raised five times during the year by the Federal Reserve Board for a total increase of
1.25 percent; oil reaching a record high price of $50 a barrel; a weakening dollar; the worst hurricane season in 40 years; the ongoing war in Iraq; and a highly charged Presidential election campaign.

                                              MassMutual Participation Investors

While historically events such as these have had a negative economic impact, indications are that the U.S. economy continues to improve. U.S. Gross Domestic Product grew at a 4.4 percent rate for the year and the unemployment rate dropped to 5.4 percent from 5.7 percent. Nevertheless, at the close of 2004, both the Dow Jones Industrial Average and the Standard & Poor's 500 Index were at their highest levels since pre-September 11, 2001.

Corporate credit defaults around the globe continued their downward trend (although possibly plateauing at year-end), which provided a more stable environment for investors. In the U.S., the speculative-grade issuer-weighted default rate fell to 2.2% at year-end from a starting point of 5.2% in 2003, as reported by Moody's Investors Service. Meanwhile, 2004 saw dollardenominated high-yield bond issuance approach $134.8 billion, keeping pace with the $135.7 billion issued in 2003, according to Credit Suisse First Boston. The value of mergers and acquisitions among domestic companies reached $834 billion, a tally surpassed only in the record year of 2000, according to Thompson Financial. This is an indication of the amount of capital available in the market to finance deals; however, this environment has caused the markets in which the Trust participates to become very competitive.

Overall, the Trust closed 23 new private placement transactions during 2004 and added to seven existing private placement investments, a relatively large number compared with previous years. To keep pace with this activity, Babson Capital has added additional investment professionals to its mezzanine and private equity group.

New private placement transactions during the year were: ATI Acquisition Company; AWC Holding Company; American Hospice Management Holding LLC; Augusta Sportswear Holding Co.; Chemed Corporation (Roto-Rooter, Inc.); Eagle Pack Pet Foods, Inc.; EXC Acquisition Corporation; Home Decor Holding Company; Justrite Manufacturing Acquisition Co.; Kele and Associates, Inc.; Maverick Acquisition Company; Maxon Corporation; Nonni's Food Company; Qualis Automotive LLC; Qualserv Corporation; River Ranch Fresh Foods LLC; Savage Sports Holding, Inc.; Sport Court International, Inc.; Tubular Textile Machinery; U-Line Corporation; Vitality Foodservice, Inc.; Vitex Packaging Group, Inc.; and Walls Industries, Inc.

In addition, the Trust added to existing private placement investments in Brampton Fasteners Co. Ltd., Colibri Holdings Corp., Delstar Holding Corporation, Dwyer Group, Inc., Home Decor Holding Company, MedAssist, Inc. and Shelter Acquisition, Inc.

[PHOTO APPEARS HERE]

Left to right:

Michael L. Klofas
Vice President

Richard E. Spencer, II
Vice President

Michael P. Hermsen
Vice President

MassMutual Participation Investors

The Outlook for 2005

For 2005, expectations are mixed. The Fed will likely continue to raise short-term rates, and many analysts believe long-term interest rates may rise as well. The global economy is focused on the budget and current account deficits in the U.S., with the risk of further dollar weakness. Oil prices will continue to have a risk premium because of instability and conflict in the Middle East. While economic indicators such as unemployment levels, manufacturing activity and consumer confidence looked promising at year-end, no one can predict the future with any degree of certainty.

Stronger equity and credit markets have helped fuel increased M & Aactivity - pushing valuations toward the high end of historical ranges. The margin of safety in many investments has been reduced, requiring investors to increase the scrutiny of each opportunity.

Regardless of the economic environment, however, the Trust continues to repeatedly employ the investment philosophy that has served it well since its inception: investing in companies which we believe to have a strong business proposition, solid cash flow and experienced, ethical management. This philosophy, combined with Babson Capital's seasoned investment-management team and the Trust's financial position, contribute to the Trust's being well positioned for future investment opportunities that meet its investment objectives and policies. As always, I would like to thank you for your continued interest in and support of MassMutual Participation Investors.

Sincerely,

/S/ Roger W. Crandall
Roger W. Crandall
President

Cautionary Notice: Certain statements contained in this report to shareholders may be "forward looking" statements within the meaning of the Private Securities Litigation Act of 1995. These statements are not guarantees of future performance and actual results may differ materially from those forecasted.

2004              Record      Net Investment    Short-Term
Dividends          Date           Income           Gains        Tax Effect
--------------------------------------------------------------------------------
Regular          05/07/04        $0.2100             -
                 07/30/04         0.2400             -
                 11/01/04         0.2400             -
                 12/31/04         0.2400             -
Special          07/30/04         0.0500             -
                 12/31/04         0.1200             -
--------------------------------------------------------------------------------
                                 $1.1000             -             $1.10
--------------------------------------------------------------------------------

The Trust did not have distributable net long-term capital gains in 2004.


                     Qualified for Dividend                                  Interest Earned on
Annual Dividend     Received Deduction***       Qualified Dividends****     U.S. Gov't. Obligations
Amount Per Share   Percent  Amount Per Share   Percent  Amount Per Share   Percent  Amount Per Share
----------------------------------------------------------------------------------------------------
     $1.10         19.0189%     0.2092         19.0131%     0.2091          0.0000%      0.0000

 *Not available to individual shareholders
**Qualified dividends are reported in Box 1b on IRS Form 1099-Div for 2004

                                              MassMutual Participation Investors

Financial
Report

Consolidated Statement of Assets and Liabilities . . . . . . . . . . . . . . 8
Consolidated Statement of Operations . . . . . . . . . . . . . . . . . . . . 9
Consolidated Statement of Cash Flows . . . . . . . . . . . . . . . . . . . .10
Consolidated Statements of Changes in Net Assets . . . . . . . . . . . . . .11
Consolidated Selected Financial Highlights . . . . . . . . . . . . . . . . .12
Consolidated Schedule of Investments . . . . . . . . . . . . . . . . . . 13-35
Notes to Consolidated Financial Statements . . . . . . . . . . . . . . . 36-39
Interested Trustees. . . . . . . . . . . . . . . . . . . . . . . . . . . 40-41
Independent Trustees . . . . . . . . . . . . . . . . . . . . . . . . . . 42-44
Officers of the Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . .45
Report of Independent Registered Public Accounting Firm. . . . . . . . . . .46

MassMutual Participation Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS:
Investments
  (See Consolidated Schedule of Investments)
  Corporate restricted securities at fair value
    (Cost - $97,473,283)                                                   $  94,748,375
  Corporate public securities at market value
    (Cost - $26,736,731)                                                      28,442,620
  Short-term securities at cost plus earned discount
    which approximates market value                                            5,580,402
                                                                           -------------
                                                                             128,771,397

Cash                                                                           2,370,051
Interest and dividends receivable                                              1,867,335
Receivable for investments sold                                                1,528,675
                                                                           -------------
    TOTAL ASSETS                                                           $ 134,537,458
                                                                           =============
Liabilities:
Dividend payable                                                           $   3,482,121
Management fee payable                                                           241,672
Note payable                                                                  12,000,000
Revolving Credit Agreement                                                    10,500,000
Interest payable                                                                 113,824
Accrued expenses                                                                 173,415
Accrued taxes payable                                                            416,419
                                                                           -------------
    TOTAL LIABILITIES                                                         26,927,451
                                                                           -------------
Net Assets:
Common shares, par value $.01 per share; an unlimited number authorized           96,726
Additional paid-in capital                                                    89,614,164
Retained net realized gain on investments, prior years                        19,858,001
Undistributed net investment income                                              460,827
Accumulated net realized loss on investments                                  (1,400,692)
Net unrealized depreciation of investments                                    (1,019,019)
                                                                           -------------
    TOTAL NET ASSETS                                                         107,610,007
                                                                           -------------
    TOTAL LIABILITIES AND NET ASSETS                                       $ 134,537,458
                                                                           =============

COMMON SHARES ISSUED AND OUTSTANDING                                           9,672,559
                                                                           =============
NET ASSET VALUE PER SHARE                                                  $       11.13
                                                                           =============

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                                              MassMutual Participation Investors

CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
Interest                                                                   $  10,936,609
Dividends                                                                      1,321,969
                                                                           -------------
    TOTAL INVESTMENT INCOME                                                   12,258,578
                                                                           -------------
EXPENSES:
Management fees                                                                  918,716
Interest                                                                         902,667
Trustees' fees and expenses                                                      105,000
Transfer agent/registrar's expenses                                               21,400
Reports to shareholders                                                           80,000
Professional fees                                                                286,400
Other                                                                             72,170
                                                                           -------------
    TOTAL EXPENSES                                                             2,386,353
                                                                           -------------

Net investment income before income tax expense                                9,872,225
Income tax expense                                                               158,788
                                                                           -------------
INVESTMENT INCOME - NET ($1.00 PER SHARE)                                      9,713,437

Net realized and unrealized gain on investments:
Realized gain on investments before taxes                                      1,196,570
Income tax expense                                                              (504,437)
                                                                           -------------
    NET REALIZED GAIN ON INVESTMENTS                                             692,133

Net change in unrealized depreciation of investments                          12,493,998
                                                                           -------------
Net gain on investments                                                       13,186,131
                                                                           -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $  22,899,568
                                                                           =============

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

MassMutual Participation Investors

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2004

NET DECREASE IN CASH:
Cash flows from operating activities:
  Interest and dividends received                                          $  11,479,341
  Interest expense paid                                                         (892,461)
  Operating expenses paid                                                     (1,429,857)
  Income taxes paid                                                           (1,157,345)
                                                                           -------------
    NET CASH PROVIDED BY OPERATING ACTIVITIES                                  7,999,678
                                                                           -------------
Cash flows from investing activities:
  Purchases/Proceeds/Maturities from short-term portfolio securities, net      2,243,440
  Purchases of portfolio securities                                          (60,887,585)
  Proceeds from disposition of portfolio securities                           58,157,598
                                                                           -------------

    NET CASH USED FOR INVESTING ACTIVITIES                                      (486,547)
                                                                           -------------
    NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES                    7,513,131
                                                                           -------------
Cash flows from financing activities:
  Increase in receipts for shares issued on reinvestment of dividends            927,073
  Cash dividends paid from net investment income                             (10,583,854)
                                                                           -------------
    NET CASH USED FOR FINANCING ACTIVITIES                                    (9,656,781)
                                                                           -------------

NET DECREASE IN CASH                                                          (2,143,650)
Cash - beginning of year                                                       4,513,701
                                                                           -------------
CASH - END OF YEAR                                                         $   2,370,051
                                                                           =============
RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET CASH
PROVIDED BY OPERATING AND INVESTING ACTIVITIES:

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $  22,899,568
                                                                           -------------
  Increase in investments                                                    (15,293,608)
  Increase in interest and dividends receivable                                  (41,885)
  Decrease in receivable for investments sold                                    379,141
  Increase in management fee payable                                              28,955
  Increase in interest payable                                                    10,206
  Increase in accrued expenses                                                    11,249
  Decrease in accrued taxes payable                                             (480,495)
                                                                           -------------

    TOTAL ADJUSTMENTS TO NET ASSETS FROM OPERATIONS                          (15,386,437)
                                                                           -------------
    NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES                $   7,513,131
                                                                           =============


SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                              MassMutual Participation Investors

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                                 2004              2003
-----------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
Operations:
  Investment income - net                                                   $   9,713,437     $   7,705,514
  Net realized gain on investments                                                692,133         2,040,865
  Net change in unrealized depreciation of investments                         12,493,998         9,587,627
                                                                            -------------     -------------
  Net increase in net assets resulting from operations                         22,899,568        19,334,006

  Net increase in shares of beneficial interest transactions                      927,073           662,855
    (common shares issued: 2004 - 81,587; 2003 - 69,917)

Dividends to shareholders from:
  Net investment income (2004 - $1.10 per share; 2003 - $0.96 per share)      (10,613,225)       (9,186,933)
                                                                            -------------     -------------

    TOTAL INCREASE IN NET ASSETS                                               13,213,416        10,809,928

NET ASSETS, BEGINNING OF YEAR                                                  94,396,591        83,586,663
                                                                            -------------     -------------

NET ASSETS, END OF YEAR                                                     $ 107,610,007     $  94,396,591
                                                                            =============     =============


SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

MassMutual Participation Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS



Selected data for each share of beneficial interest outstanding:
For the years ended December 31,             2004          2003          2002          2001          2000
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE: BEGINNING OF YEAR         $   9.84      $   8.78      $   9.12      $   9.75      $  10.40
                                           --------      --------      --------      --------      --------

Net investment income                          1.00          0.80          0.87          0.93          1.00
Net realized and unrealized
  gain (loss) on investments                   1.36          1.21         (0.35)        (0.61)        (0.14)
                                           --------      --------      --------      --------      --------

Total from investment operations               2.36          2.01          0.52          0.32          0.86
                                           --------      --------      --------      --------      --------

Dividends from net investment
  income to common shareholders               (1.10)        (0.96)        (0.86)        (0.96)        (0.96)

Distributions from net realized gain
  on investments to common shareholders        --            --            --            --           (0.55)

Change from issuance of shares                 0.03          0.01          --            0.01          --
Total distributions                           (1.07)        (0.95)        (0.86)        (0.95)        (1.51)
                                           --------      --------      --------      --------      --------
NET ASSET VALUE: END OF YEAR               $  11.13      $   9.84      $   8.78      $   9.12      $   9.75
                                           --------      --------      --------      --------      --------
PER SHARE MARKET VALUE: END OF YEAR        $  13.31      $  11.65      $   9.40      $   9.10      $  10.94
                                           --------      --------      --------      --------      --------

Total investment return
  Market value                                25.77%        35.50%        12.58%        (8.02)%       22.91%
  Net asset value*                            25.14%        23.72%         5.70%         3.41%         8.11%

Net assets (in millions):
  End of year                              $ 107.61      $  94.40      $  83.59      $  86.09      $  90.95

Ratio of operating expenses
  to average net assets                        1.63%         1.65%         1.27%         1.22%         1.28%

Ratio of interest expense
  to average net assets                        0.89%         0.97%         1.08%         1.47%         1.54%

Ratio of total expenses
  to average net assets                        2.52%         2.62%         2.35%         2.69%         2.82%

Ratio of net investment income
  to average net assets                        9.60%         8.55%         9.42%         9.70%         9.20%

Portfolio turnover                            51.25%        55.08%        35.32%        21.58%        55.97%

* Net asset value return represents portfolio returns based on change in the net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on market value due to the difference between the net asset value and the market value of the shares outstanding; past performance in no guarantee of future results.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                                              MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2004

                                                                            Shares,
                                                                        Units Warrants,
                                                                         Ownership or    Acquisition
Corporate Restricted Securities - 88.05%: (A)                          Principal Amount     Date          Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
Private Placement Investments - 80.57%

A T I ACQUISITION COMPANY
A for-profit post-secondary school serving students in Texas, Florida and Arizona.
12% Senior Subordinated Note due 2012                                   $    1,125,000    04/08/04    $  1,125,000    $  1,126,139
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                        1,230 shs.    04/08/04            --                12
                                                                                                      ------------    ------------
                                                                                                         1,125,000       1,126,151
                                                                                                      ------------    ------------
AWC HOLDING COMPANY
Amanufacturer and distributor of aluminum and vinyl windows and doors in the Southwest and Southeast regions of the U.S.
12% Senior Subordinated Note due 2012                                   $    1,125,000    05/18/04       1,017,400       1,021,210
Limited Partnership Interest
  of A W C Investment, LLC (B)                                                132 uts.    05/18/04         112,500         101,252
                                                                                                      ------------    ------------
                                                                                                         1,129,900       1,122,462
                                                                                                      ------------    ------------
ADORN, INC
Amanufacturer of wall panels, cabinets, moldings and countertops for houses and recreational vehicles.
12.5% Subordinated Note due 2010                                        $    1,125,000    02/29/00       1,022,875       1,131,000
Warrant, exercisable until 2010, to purchase
  common stock at $.02 per share (B)                                          192 shs.    02/29/00         162,931         145,515
                                                                                                      ------------    ------------
                                                                                                         1,185,806       1,276,515
                                                                                                      ------------    ------------
AMERICA'S BODY COMPANY, INC./LCP HOLDING CO
A designer and manufacturer of commercial work vehicles
12% Preferred Stock Series C (B)                                              197 shs.    12/16/03         875,000       1,575,000
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                                           40 shs.           *         256,667            --
                                                                                                      ------------    ------------
*11/02/98 and 12/24/03                                                                                   1,131,667       1,575,000
                                                                                                      ------------    ------------
AMERICAN HOSPICE MANAGEMENT HOLDING LLC
A for-profit hospice care provider in the United States
12% Senior Subordinated Note due 2010                                   $    1,125,000    01/22/04       1,002,113       1,170,000
Preferred Class A Unit (B)                                                  1,337 uts.    01/22/04         133,700         120,330
Common Class B Unit (B)                                                     1,610 uts.    01/22/04            --              --
                                                                                                      ------------    ------------
                                                                                                         1,135,813       1,290,330
                                                                                                      ------------    ------------
AUGUSTA SPORTSWEAR HOLDING CO
Amanufacturer and distributor of athletic apparel, activewear and team uniforms.
12% Senior Subordinated Note due 2012                                   $      893,000    12/31/04         829,746         899,787
Common Stock (B)                                                              232 shs.    12/31/04         232,000         208,800
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                           73 shs.    12/31/04          63,254               1
                                                                                                      ------------    ------------
                                                                                                         1,125,000       1,108,588
                                                                                                      ------------    ------------

13

MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2004

                                                                            Shares,
                                                                        Units Warrants,
                                                                         Ownership or    Acquisition
Corporate Restricted Securities - (A)continued                         Principal Amount     Date          Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
BEACON MEDICAL PRODUCTS, INC
A designer, manufacturer and marketer of medical air and gas distribution systems.
Senior Secured Floating Rate Revolving Credit
  Facility due 2007                                                     $       65,896    04/09/02    $     65,896    $     65,572
Senior Secured Tranche A Floating Rate Note due 2008                    $      490,243    04/09/02         490,243         485,326
12% Senior Secured Note due 2010                                        $      412,112    04/09/02         354,853         433,507
Limited Partnership Interest of Riverside Capital
  Appreciation Fund IV, L.P. (B)                                            6.38% int.    04/09/02          87,045          80,691
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                          794 shs.    04/09/02          72,856          73,635
                                                                                                      ------------    ------------
                                                                                                         1,070,893       1,138,731
                                                                                                      ------------    ------------
BETA BRANDS LTD
Amanufacturer of hard candy and chocolate-coated products sold primarily to the Canadian market.
5% Promissory Note due 2009 (B)                                         $       96,698    03/31/04          96,698            --
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                        2,421 shs.    03/31/04               1            --
                                                                                                      ------------    ------------
                                                                                                            96,699            --
                                                                                                      ------------    ------------
BETTER MINERALS & AGGREGATES
A producer of high grade industrial and specialty silica sands
14% Redeemable Preferred Stock (B)                                            499 shs.    09/30/99         272,912          54,525
Convertible Preferred Stock Series A and B, convertible
  into common stock at $9.26 per share (B)                                 62,997 shs.    12/19/96         583,300            --
Common Stock (B)                                                           10,013 shs.    09/30/99         399,505            --
Warrants, exercisable until 2005 and 2010, to
  purchase common stock at $.01 per share (B)                               5,700 shs.           *          64,247            --
                                                                                                      ------------    ------------
*12/19/96 and 09/30/99                                                                                   1,319,964          54,525
                                                                                                      ------------    ------------
BRAMPTON FASTENER CO. LTD
A value-added national distributor of maintenance, repair and operating supplies such as fasteners, electrical components and tools.
8% Senior Secured Term A Note due 2009                                  $      430,000    12/31/04         430,000         408,500
12% Senior Secured Term B Note due 2009                                 $      430,000    12/31/04         430,000         408,500
Limited Partnership Interest of Brafasco Investors LLC (B)                 44,000 uts.    12/31/04          44,000          41,800
Preferred Stock (B)                                                           155 shs.    12/31/04            --           146,946
                                                                                                      ------------    ------------
                                                                                                           904,000       1,005,746
                                                                                                      ------------    ------------
C & M CONVEYOR, INC
Amanufacturer and supplier of material handling systems to the corrugated sheet and container industry.
9.5% Senior Secured Term Note due 2007                                  $      569,277    09/13/02         569,277         575,940
11% Senior Subordinated Note due 2010                                   $      478,916    09/13/02         454,724         490,442
Common Stock (B)                                                          180,723 shs.    09/13/02         180,723         144,578
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                       78,386 shs.    09/13/02          34,428             784
                                                                                                      ------------    ------------
                                                                                                         1,239,152       1,211,744
                                                                                                      ------------    ------------

14

                                              MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2004

                                                                            Shares,
                                                                        Units Warrants,
                                                                         Ownership or    Acquisition
Corporate Restricted Securities - (A)continued                         Principal Amount     Date          Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
CAINS FOODS, L.P.
A producer of mayonnaise and sauce products for both the retail and food service markets.
Limited Partnership Interest (B)                                               58 uts.    09/29/95    $     79,184    $    205,837

CAPESUCCESS LLC
A provider of diversified staffing services
Preferred Membership Interests (B)                                            806 uts.    04/29/00           3,598             180
Common Membership Interests (B)                                            10,421 uts.    04/29/00          46,706           2,332
                                                                                                      ------------    ------------
                                                                                                            50,304           2,512
                                                                                                      ------------    ------------
CAPITAL SPECIALTY PLASTICS, INC
A producer of desiccant strips used for packaging pharmaceuticals products.
Common Stock (B)                                                               55 shs.           *             252             252
                                                                                                      ------------    ------------
*12/30/97 and 05/29/99

CHEMED CORPORATION
An operator in the residential and commercial repair-and-maintenance service industry through two wholly owned subsidiaries, Roto-Rooter and Service America.
Common Stock                                                               10,500 shs.    02/24/04         525,000         704,655
                                                                                                      ------------    ------------
COEUR, INC
A producer of proprietary, disposable power injection syringes
8.75% Senior Secured Term Note due 2010                                 $      326,087    04/30/03         326,087         335,846
11.5% Senior Subordinated Note due 2011                                 $      242,754    04/30/03         222,486         250,270
Common Stock (B)                                                           72,463 shs.    04/30/03          72,463          65,217
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                       50,099 shs.    04/30/03          23,317             501
                                                                                                      ------------    ------------
                                                                                                           644,353         651,834
                                                                                                      ------------    ------------
COINING CORPORATION OF AMERICA LLC
Amanufacturer of close tolerance parts and metal stampings
Senior Secured Floating Rate Revolving Credit
  Facility due 2006                                                     $       74,074    01/07/02          74,074          71,400
Senior Secured Floating Rate Tranche A Note due 2007                    $      567,901    06/26/01         567,901         524,448
13% Senior Secured Tranche B Note due 2006                              $      370,370    06/26/01         370,370         360,393
Limited Partnership Interest (B)                                            3.65% int.    06/26/01         185,185         148,148
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                       61,163 shs.    06/26/01          45,370             612
                                                                                                      ------------    ------------
                                                                                                         1,242,900       1,105,001
                                                                                                      ------------    ------------

MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2004

                                                                            Shares,
                                                                        Units Warrants,
                                                                         Ownership or    Acquisition
Corporate Restricted Securities - (A)continued                         Principal Amount     Date          Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
COLIBRI HOLDINGS CORPORATION
Amanufacturer and distributor of wild bird feeders and accessories
12.5% Senior Subordinated Note due 2008                                 $      843,750    09/22/00    $    756,431    $    804,797
28% Preferred Stock (B)                                                        38 shs.    11/02/01          37,500          37,322
20% Preferred Stock (B)                                                        35 shs.    03/09/04          35,156          34,066
Common Stock (B)                                                              756 shs.    09/22/00         281,250         140,625
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                          446 shs.    09/22/00         140,625               4
                                                                                                      ------------    ------------
                                                                                                         1,250,962       1,016,814
                                                                                                      ------------    ------------
CORVEST GROUP, INC
Amanufacturer and distributor of promotional products
12% Senior Subordinated Note due 2007 (B)                               $    2,045,455           *       1,985,526       1,840,910
Common Stock (B)                                                               30 shs.           *          51,136          12,784
Limited Partnership Interest (B)                                           10.23% int.           *         150,810          37,955
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                                          171 shs.           *         157,343          73,721
                                                                                                      ------------    ------------
*03/05/99 and 03/24/99                                                                                   2,344,815       1,965,370
                                                                                                      ------------    ------------
DELSTAR HOLDING CORPORATION
Amanufacturer of plastic netting for a wide variety of industries
Convertible Preferred Stock, convertible into common
  stock at $10 per share (B)                                                1,758 shs.    10/05/01         213,691         197,751
Convertible Preferred Stock, convertible into common
  stock at $11.84 per share (B)                                               206 shs.    09/16/04          24,414          23,193
                                                                                                      ------------    ------------
                                                                                                           238,105         220,944
                                                                                                      ------------    ------------
DEXTER MAGNETICS TECHNOLOGIES, INC
A designer, fabricator, assembler and distributor of industrial magnets and subassemblies in North America and Europe.
12% Senior Subordinated Note due 2006                                   $      203,804    07/19/01         188,323         204,432
Common Stock (B)                                                              310 shs.    07/19/01         309,783         331,077
Warrant, exercisable until 2006, to purchase
  common stock at $.01 per share (B)                                          157 shs.    07/19/01         132,677         167,804
                                                                                                      ------------    ------------
                                                                                                           630,783         703,313
                                                                                                      ------------    ------------
DIRECTED ELECTRONICS, INC
A designer and distributor of brand name automotive security systems, audio products and installation accessories.
Class B Common Stock (B)                                                   19,394 shs.    12/22/99            --           296,723
Limited Partnership Interest (B)                                            4.61% int.    12/22/99               1         444,616
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                                       25,713 shs.    12/22/99            --           393,407
                                                                                                      ------------    ------------
                                                                                                                 1       1,134,746
                                                                                                      ------------    ------------

16

                                              MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2004

                                                                            Shares,
                                                                        Units Warrants,
                                                                         Ownership or    Acquisition
Corporate Restricted Securities - (A)continued                         Principal Amount     Date          Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
DIVERSCO, INC./DHI HOLDINGS, INC
A contract provider of janitorial and equipment maintenance services and temporary production labor to industrial customers.
Membership Interests of MM/Lincap
  Diversco Investments Ltd. LLC (B)                                        13.57% int.    08/27/98    $    366,495    $       --
Preferred Stock (B)                                                         1,639 shs.    12/14/01       1,392,067         696,032
Warrants, exercisable until 2011, to purchase
  common stock of DHI Holdings, Inc. at $.01 per share (B)                  6,676 shs.           *         201,655            --
                                                                                                      ------------    ------------
*10/24/96 and 08/28/98                                                                                   1,960,217         696,032
                                                                                                      ------------    ------------
DWYER GROUP, INC
A franchiser of a variety of home repair services
14% Senior Subordinated Note due 2011                                   $      984,375    10/30/03         893,453         990,915
Common Stock (B)                                                            3,656 shs.          **         365,600         329,040
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                        1,077 shs.    10/30/03          98,719              11
                                                                                                      ------------    ------------
**10/30/03 and 01/02/04                                                                                  1,357,772       1,319,966
                                                                                                      ------------    ------------
E X C ACQUISITION CORPORATION
Amanufacturer of pre-filled syringes and pump systems used for intravenous drug delivery.
15% Senior Subordinated Note due 2012                                   $    1,133,507    06/28/04       1,094,102       1,178,765
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           11 shs.    06/28/04          40,875            --
                                                                                                      ------------    ------------
                                                                                                         1,134,977       1,178,765
                                                                                                      ------------    ------------
EAGLE PACK PET FOODS, INC
Amanufacturer of premium pet food sold through independent pet stores.
14% Senior Subordinated Note due 2011                                   $      562,500    09/24/04         542,078         563,485
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                        2,163 shs.    09/24/04          20,893              22
                                                                                                      ------------    ------------
                                                                                                           562,971         563,507
                                                                                                      ------------    ------------
EAGLE WINDOW & DOOR HOLDING CO
Amanufacturer of wood and aluminum-clad wood windows and doors
12% Senior Subordinated Note due 2010                                   $    1,000,000    05/06/02         882,029       1,030,000
Common Stock (B)                                                              125 shs.    05/06/02         125,000         222,738
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                          232 shs.    05/06/02         150,000         413,292
                                                                                                      ------------    ------------
                                                                                                         1,157,029       1,666,030
                                                                                                      ------------    ------------
EAST RIVER VENTURES I, L.P.
An acquirer of controlling or substantial interests in other entities.
Limited Partnership Interest (B)                                            0.04% int.    01/01/01           7,238           6,821
                                                                                                      ------------    ------------

MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2004

                                                                            Shares,
                                                                        Units Warrants,
                                                                         Ownership or    Acquisition
Corporate Restricted Securities - (A)continued                         Principal Amount     Date          Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
ENZYMATIC THERAPY, INC
Amanufacturer and distributor of branded natural medicines and nutritional supplements.
13% Senior Subordinated Note due 2006 (B)                               $      843,750    09/17/02    $    714,590    $    506,250
Limited Partnership Interest (B)                                            0.70% int.    03/30/00         281,250           2,813
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                          253 shs.    03/30/00         135,000               3
                                                                                                      ------------    ------------
                                                                                                         1,130,840         509,066
                                                                                                      ------------    ------------
EURO-PRO CORPORATION
A designer, marketer and distributor of floor care, steam cleaning and small kitchen products and appliances.
13.25% Senior Subordinated Note due 2011                                $    1,125,000    09/09/03       1,107,962       1,127,729
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                       23,229 shs.    09/09/03          18,869             232
                                                                                                      ------------    ------------
                                                                                                         1,126,831       1,127,961
                                                                                                      ------------    ------------
EVANS CONSOLES, INC
A designer and manufacturer of consoles and control center systems
10% Senior Secured Note due 2006                                        $      100,634    05/06/04         100,634         100,634
Limited Partnership Interest of CM
  Equity Partners (B)                                                       1.21% int.    02/11/98          64,535            --
Common Stock (B)                                                           45,000 shs.    05/06/04               6            --
                                                                                                      ------------    ------------
                                                                                                           165,175         100,634
                                                                                                      ------------    ------------
G C-SUN HOLDINGS, L.P.
A value-added national distributor of maintenance, repair and operating supplies such as fasteners, electrical components and tools.
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                          469 shs.    03/02/00         185,220            --
                                                                                                      ------------    ------------
HAMILTON FUNERAL SERVICES CENTERS, INC
A privately held owner and operator of funeral homes in the United States.
16.5% Senior Subordinated Note due 2007 (B)                             $    2,208,026           *       2,147,182         220,803
Warrant, exercisable until 2007, to purchase
  common stock at $1 per share (B)                                        196,421 shs.           *          28,131            --
                                                                                                      ------------    ------------
*01/25/99 and 07/16/99                                                                                   2,175,313         220,803
                                                                                                      ------------    ------------
HIGHGATE CAPITAL LLC
An acquirer of controlling or substantial interests in manufacturing and marketing entities.
Series A Preferred Units (B)                                                0.30% int.     7/21/94          96,320             681
                                                                                                      ------------    ------------
HOME DECOR HOLDING COMPANY
A designer, manufacturer and marketer of framed art and wall decor products.
12.5% Senior Subordinated Note due 2012                                 $    1,081,731          **         978,815       1,103,739
Common Stock (B)                                                               33 shs.          **          33,216          29,898
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          106 shs.          **         105,618               1
                                                                                                      ------------    ------------
**06/30/04 and 08/19/04                                                                                  1,117,649       1,133,638
                                                                                                      ------------    ------------

18

                                              MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2004

                                                                            Shares,
                                                                        Units Warrants,
                                                                         Ownership or    Acquisition
Corporate Restricted Securities - (A)continued                         Principal Amount     Date          Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
HUSSEY SEATING CORPORATION
Amanufacturer of spectator seating products
Senior Secured Floating Rate Revolving Note due 2006                    $    1,054,767    06/12/96    $  1,054,767    $    843,814
Senior Secured Floating Rate Note due 2006                              $      216,563           *         216,563         173,250
12% Senior Subordinated Note due 2006                                   $      675,000    03/31/03         675,000         337,500
Common Stock (B)                                                            2,860 shs.    03/12/04         112,500            --
                                                                                                      ------------    ------------
*06/12/96 and 08/03/01                                                                                   2,058,830       1,354,564
                                                                                                      ------------    ------------
INTEGRATION TECHNOLOGY SYSTEMS, INC
Amanufacturer of steel protective computer and network systems for the industrial and office environments.
16.5% Senior Secured Note due 2006                                      $      915,185    03/01/04         914,115         881,758
Common Stock (B)                                                              130 shs.    06/01/00         149,500          74,750
                                                                                                      ------------    ------------
                                                                                                         1,063,615         956,508
                                                                                                      ------------    ------------
JASON, INC
A diversified manufacturing company serving various industrial markets.
13% Senior Subordinated Note due 2008                                   $      510,187    08/04/00         472,342         470,822
14% Cumulative Redeemable Preferred Stock Series A (B)                        153 shs.    08/04/00         153,119         143,760
Limited Partnership Interest of
  Saw Mill Capital Fund II, L.P. (B)                                        1.30% int.    08/03/00         469,275         234,663
Warrants, exercisable until 2008 and 2009, to purchase
  common stock at $.01 per share (B)                                       26,931 shs.    08/04/00          61,101             269
                                                                                                      ------------    ------------
                                                                                                         1,155,837         849,514
                                                                                                      ------------    ------------
JUSTRITE MANUFACTURING ACQUISITION CO
Amanufacturer of safety products such as storage cabinets and containers.
12% Senior Subordinated Note due 2011                                   $      843,750    12/15/04         790,278         841,011
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          593 shs.    12/15/04          53,528               6
                                                                                                      ------------    ------------
                                                                                                           843,806         841,017
                                                                                                      ------------    ------------
KEEPSAKE QUILTING, INC
A seller of quilting fabrics, books, patterns, kits and notions to consumers.
Senior Secured Floating Rate Revolving Note due 2005                    $       20,967    06/16/00          20,967          20,946
Senior Secured Floating Rate Tranche A Note due 2007                    $      382,653    06/16/00         382,653         379,534
12% Senior Secured Tranche B Note due 2008                              $      314,509    06/16/00         299,810         323,944
Limited Partnership Interest of
  Riverside XVI Holding Company, L.P. (B)                                   3.02% int.    06/12/00         190,563         142,886
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                          633 shs.    06/12/00          26,209          47,463
                                                                                                      ------------    ------------
                                                                                                           920,202         914,773
                                                                                                      ------------    ------------
KELE AND ASSOCIATES, INC
A distributor of building automation control products
12% Senior Subordinated Note due 2012                                   $      969,643    02/27/04         881,847         972,097
Common Stock (B)                                                               18 shs.    02/27/04         244,608         262,127
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                            6 shs.    02/27/04           4,124            --
                                                                                                      ------------    ------------
                                                                                                         1,130,579       1,234,224
                                                                                                      ------------    ------------

MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2004

                                                                            Shares,
                                                                        Units Warrants,
                                                                         Ownership or    Acquisition
Corporate Restricted Securities - (A)continued                         Principal Amount     Date          Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
KENAN-ADVANTAGE TRANSPORT COMPANY
A transporter of light petroleum, petrochemicals, lubricants and residual fuels.
12.5% Senior Subordinated Note due 2009                                 $      962,170    04/30/01    $    962,170    $    981,413
Preferred Stock (B)                                                           163 shs.    04/30/01         163,000         326,000
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                          142 shs.    04/30/01               7               1
                                                                                                      ------------    ------------
                                                                                                         1,125,177       1,307,414
                                                                                                      ------------    ------------
LANCASTER LABORATORIES, INC
A laboratory testing operation in the United States
Common Stock (B)                                                          455,739 shs.    09/25/00         312,254         434,775
                                                                                                      ------------    ------------
LIH INVESTORS, L.P.
Amanufacturer and marketer of a broad line of external accessories for new and used sport utility vehicles, trucks and vans.
12.5% Senior Subordinated Note due 2008                                 $    2,036,000           *       1,841,488       2,054,121
Common Stock (B)                                                            3,057 shs.           *         213,998         181,892
Warrant, exercisable until 2006, to purchase
  common stock at $.11 per share (B)                                        8,245 shs.           *         318,838         490,578
                                                                                                      ------------    ------------
*12/23/98 and 01/28/99                                                                                   2,374,324       2,726,591
                                                                                                      ------------    ------------
MAVERICK ACQUISITION COMPANY
Amanufacturer of capsules that cover the cork and neck of wine bottles.
Senior Secured Floating Rate Tranche A Note due 2010                    $      447,762    09/03/04         447,762         442,616
12% Senior Secured Tranche B Note due 2011                              $      179,104    09/03/04         157,137         183,503
Limited Partnership Interest (B)                                            4.48% int.    09/03/04          33,582          30,224
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          243 shs.    09/03/04          22,556               2
                                                                                                      ------------    ------------
                                                                                                           661,037         656,345
                                                                                                      ------------    ------------
MAXON CORPORATION
Amanufacturer of industrial combustion equipment and related shut-off valves and control valves.
12% Senior Subordinated Note due 2012                                   $      549,837    09/30/04         498,812         546,517
8.75% Senior Subordinated Note due 2012                                 $      732,065    09/30/04         732,065         735,812
Common Stock (B)                                                          218,099 shs.    09/30/04         218,099         196,289
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                       87,755 shs.    09/30/04          51,941             878
                                                                                                      ------------    ------------
                                                                                                         1,500,917       1,479,496
                                                                                                      ------------    ------------
MEDASSIST, INC
A provider of patient eligibility and accounts receivable management services to hospitals and physician practices.
12% Senior Subordinated Note due 2011                                   $    1,125,000    05/01/03       1,106,518       1,158,750
8% Preferred Stock (B)                                                         44 shs.    10/28/04          44,289          44,319
Common Stock (B)                                                           13,863 shs.    10/28/04          18,576          31,163
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                       44,054 shs.    05/01/03          21,534          99,034
                                                                                                      ------------    ------------
                                                                                                         1,190,917       1,333,266
                                                                                                      ------------    ------------

20

                                              MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2004

                                                                            Shares,
                                                                        Units Warrants,
                                                                         Ownership or    Acquisition
Corporate Restricted Securities - (A)continued                         Principal Amount     Date          Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
MOSS, INC
Amanufacturer and distributor of large display and exhibit structures.
Senior Secured Floating Rate Tranche A Note due 2007                    $      515,185    09/21/00    $    515,185    $    515,185
12% Senior Secured Tranche B Note due 2008                              $      192,200    09/21/00         181,087         192,200
Limited Partnership Interest of
  Riverside Capital Appreciation Fund I, L.P. (B)                          21.37% int.           *         178,069         178,061
Warrant, exercisable until 2008, to purchase
  common stock at $100 per share (B)                                          264 shs.    09/21/00          23,064               3
                                                                                                      ------------    ------------
*09/20/00 and 05/23/02                                                                                     897,405         885,449
                                                                                                      ------------    ------------
MUSTANG VENTURES COMPANY
A natural gas gathering and processing operation located in Oklahoma and Texas.
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                        8,752 shs.    12/11/02         261,264         496,624
                                                                                                      ------------    ------------
NEFF MOTIVATION, INC
Amanufacturer and distributor of customized awards and sportswear to schools.
12.5% Senior Subordinated Note due 2011                                 $      562,500    01/31/03         479,589         584,885
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          112 shs.    01/31/03          95,625          46,025
                                                                                                      ------------    ------------
                                                                                                           575,214         630,910
                                                                                                      ------------    ------------
NONNI'S FOOD COMPANY
A producer and distributor of premium biscotti and bagel chips in North America.
12.25% Senior Subordinated Note due 2012                                $      986,538    03/29/04         982,661       1,035,865
10% Preferred Stock (B)                                                       135 shs.    03/29/04         135,044         140,233
Common Stock (B)                                                            3,418 shs.    03/29/04           3,418           3,076
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                        4,565 shs.    03/29/04           3,877              46
                                                                                                      ------------    ------------
                                                                                                         1,125,000       1,179,220
                                                                                                      ------------    ------------
NPC, INC
Amanufacturer of flexible connectors and equipment used in the installation of sewers and storm drain pipelines.
Senior Secured Floating Rate Revolving Note due 2006                    $      139,085    06/25/99         139,085         136,786
Senior Secured Floating Rate Note due 2006                              $    1,118,644    06/25/99       1,118,629       1,099,382
12% Senior Secured Tranche B Note due 2007                              $      559,322    06/25/99         523,076         559,322
Limited Partnership Interest of Riverside XIII
  Holding Company L.P. (B)                                                  1.93% int.    06/11/99         169,648         126,536
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                                          115 shs.    06/25/99          81,356               1
                                                                                                      ------------    ------------
                                                                                                         2,031,794       1,922,027
                                                                                                      ------------    ------------

21

MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2004

                                                                            Shares,
                                                                        Units Warrants,
                                                                         Ownership or    Acquisition
Corporate Restricted Securities - (A)continued                         Principal Amount     Date          Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
NYLONCRAFT, INC
A supplier of engineered plastic components for the automotive industry.
9% Senior Secured Note due 2009                                         $      464,286    01/28/02    $    464,286    $    520,353
11.5% Senior Subordinated Note due 2012                                 $      857,143    01/28/02         781,959         968,043
Common Stock (B)                                                          178,571 shs.    01/28/02         178,571         186,428
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      138,928 shs.    01/28/02          92,597         143,790
                                                                                                      ------------    ------------
                                                                                                         1,517,413       1,818,614
                                                                                                      ------------    ------------
OLYMPIC SALES, INC
A boat retailer in Washington state, Oregon and California and British Columbia.
12% Senior Subordinated Note due 2006                                   $    1,387,000    08/07/98       1,346,108       1,266,377
12% Senior Subordinated Note due 2008                                   $      244,154    02/09/00         229,383         208,471
Limited Partnership Interest of Riverside VIII, VIII-A and
  VIII-B Holding Company, L.P. (B)                                        795,964 uts.           *         808,274         415,321
Warrants, exercisable until 2007 and 2008, to purchase
  common stock at $.01 per share (B)                                       15,166 shs.          **         206,041             152
                                                                                                      ------------    ------------
*08/07/98, 02/23/99, 12/22/99 and 02/25/03. **08/07/98 and 02/29/00                                      2,589,806       1,890,321
                                                                                                      ------------    ------------
PARADIGM PACKAGING, INC
Amanufacturer of plastic bottles and closures for the nutritional, pharmaceutical, personal care and food packaging markets.
12% Senior Subordinated Note due 2008                                   $    1,125,000    12/19/00       1,035,530       1,147,500
Membership Interests of MM/Lincap
  PPI Investments, Inc., LLC (B)                                            1.28% int.    12/21/00         140,625         316,406
                                                                                                      ------------    ------------
                                                                                                         1,176,155       1,463,906
                                                                                                      ------------    ------------
P H I HOLDING COMPANY
A retailer of mid-priced gift items, home and garden decor, accessories and other similar consumer products.
12.5% Senior Subordinated Note due 2010                                 $    1,125,000    10/25/02         987,414       1,158,750
Warrant, exercisable until 2010, to purchase
  common stock at $.02 per share (B)                                          186 shs.    10/25/02         157,102         250,992
                                                                                                      ------------    ------------
                                                                                                         1,144,516       1,409,742
                                                                                                      ------------    ------------
PRECISION DYNAMICS, INC
Amanufacturer of custom-designed solenoid valves and controls
Senior Secured Floating Rate Revolving Credit
  Facility due 2005                                                     $      366,750    07/22/96         366,750         366,750
Senior Secured Floating Rate Term Note
  due 2005                                                              $      207,825    07/22/96         207,825         207,825
12% Senior Secured Term Note due 2005                                   $      163,000    07/22/96         161,319         163,000
8% Preferred Stock                                                            219 shs.    07/22/96         116,014         115,929
Common Stock (B)                                                              299 shs.    07/22/96          14,489          14,489
Warrant, exercisable until 2005, to purchase
  common stock at $.01 per share (B)                                          162 shs.    07/22/96          49,000               2
                                                                                                      ------------    ------------
                                                                                                           915,397         867,995
                                                                                                      ------------    ------------

22

                                              MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2004

                                                                            Shares,
                                                                        Units Warrants,
                                                                         Ownership or    Acquisition
Corporate Restricted Securities - (A)continued                         Principal Amount     Date          Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
PROCESS CHEMICALS LLC
A specialty chemical company that manufactures processed chemicals for the fertilizer, asphalt and concrete industries.
Common Membership Interests                                                 4.50% int.           *    $          4    $    144,000
                                                                                                      ------------    ------------
*07/31/97 and 01/04/99

PROTEIN GENETICS, INC
A producer of bovine artificial insemination products, related breeding and healthcare products and specialty genetics sold to the dairy and beef industries.
9.8% Redeemable Exchangeable Preferred Stock (B)                              332 shs.    08/12/94          33,217            --
Common Stock (B)                                                              867 shs.          **          42,365            --
                                                                                                      ------------    ------------
**11/14/01 and 08/12/94                                                                                     75,582            --
                                                                                                      ------------    ------------
PW EAGLE, INC. - O.T.C
An extruder of small and medium diameter plastic pipe and tubing in the United States.
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                                      101,505 shs.    09/16/99               1         201,538
                                                                                                      ------------    ------------
QUALIS AUTOMOTIVE LLC
A distributor of aftermarket automotive brake and chassis products
12% Senior Subordinated Note due 2012                                   $      937,500    05/28/04         746,877         970,975
Common Stock (B)                                                          187,500 shs.    05/28/04         187,500         168,750
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      199,969 shs.    05/28/04         199,969           2,000
                                                                                                      ------------    ------------
                                                                                                         1,134,346       1,141,725
                                                                                                      ------------    ------------
QUALSERV CORPORATION
A provider of foodservice equipment and supplies, to major restaurant chains and their franchisees.
14% Senior Subordinated Note due 2012                                   $      992,415    07/09/04         967,378         982,986
Limited Partnership Interest (B)                                            4.90% int.    07/09/04         137,195         123,476
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          280 shs.    07/09/04          25,973               3
                                                                                                      ------------    ------------
                                                                                                         1,130,546       1,106,465
                                                                                                      ------------    ------------
RIVER RANCH FRESH FOODS LLC
A supplier of fresh produce to the retail and foodservice channels
13% Senior Subordinated Note due 2011                                   $      975,000    09/29/04         893,174         989,431
Limited Partnership Interest (B)                                           21,499 uts.    09/29/04         150,000         134,997
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                       12,481 shs.    09/29/04          83,596             125
                                                                                                      ------------    ------------
                                                                                                         1,126,770       1,124,553
                                                                                                      ------------    ------------

MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2004

                                                                            Shares,
                                                                        Units Warrants,
                                                                         Ownership or    Acquisition
Corporate Restricted Securities - (A)continued                         Principal Amount     Date          Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
ROYAL BATHS MANUFACTURING COMPANY
Amanufacturer and distributor of acrylic and cultured marble bathroom products.
12.5% Senior Subordinated Note due 2011                                 $      562,500    11/14/03    $    502,670    $    558,884
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                           74 shs.    11/14/03          65,089               1
                                                                                                      ------------    ------------
                                                                                                           567,759         558,885
                                                                                                      ------------    ------------
SAFETY SPEED CUT MANUFACTURING COMPANY, INC
Amanufacturer of vertical panel saws and routers for the wood working industry.
Senior Secured Floating Rate Revolving Note due 2006                    $       21,536    05/01/03          21,536          21,848
Senior Secured Floating Rate Tranche A Note due 2007                    $      726,850    06/02/99         726,850         726,850
12% Senior Secured Tranche B Note due 2007                              $      646,089    06/02/99         646,089         646,089
Class B Common Stock (B)                                                      846 shs.    06/02/99         146,456         249,062
                                                                                                      ------------    ------------
                                                                                                         1,540,931       1,643,849
                                                                                                      ------------    ------------
SAVAGE SPORTS HOLDING, INC
Amanufacturer of sporting firearms
12% Senior Subordinated Note due 2012                                   $      814,655    09/10/04         755,560         827,973
Common Stock (B)                                                              310 shs.    09/10/04         310,345         279,315
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                           71 shs.    09/10/04          60,129               1
                                                                                                      ------------    ------------
                                                                                                         1,126,034       1,107,289
                                                                                                      ------------    ------------
SELIG ACQUISITION CORPORATION
Amanufacturer of container sealing materials for bottles used in consumer products.
12% Senior Subordinated Note due 2009                                   $    1,125,000    06/13/02       1,053,330       1,145,250
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                        1,064 shs.    06/13/02          96,365         266,123
                                                                                                      ------------    ------------
                                                                                                         1,149,695       1,411,373
                                                                                                      ------------    ------------
SHELTER ACQUISITION, INC
A distributor of roofing supplies and products throughout the Midwest.
12.5% Senior Subordinated Note due 2008                                 $      803,571    08/01/02         722,936         819,642
Common Stock (B)                                                          477,411 shs.           *         477,411         429,670
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                      139,470 shs.    08/01/02         114,589           1,395
                                                                                                      ------------    ------------
*08/01/02, 01/17/03 and 12/31/04                                                                         1,314,936       1,250,707
                                                                                                      ------------    ------------
SNYDER INDUSTRIES, INC
Amanufacturer of proprietary rotationally molded polyethylene containers.
12.25% Senior Subordinated Note due 2008                                $    2,250,000    12/06/99       2,081,366       2,250,000
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                                          369 shs.    12/06/99         306,818         111,135
                                                                                                      ------------    ------------
                                                                                                         2,388,184       2,361,135
                                                                                                      ------------    ------------

24

                                              MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2004

                                                                            Shares,
                                                                        Units Warrants,
                                                                         Ownership or    Acquisition
Corporate Restricted Securities - (A)continued                         Principal Amount     Date          Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
SPECIALTY FOODS GROUP, INC
Amanufacturer and distributor of branded meat products
Limited Partnership Interest of MHD Holdings LLC (B)                        0.76% int.    08/29/00    $    278,907    $     71,836

SPORT COURT INTERNATIONAL, INC
A designer and manufacturer of synthetic indoor and outdoor sports flooring and other temporary flooring products.
Senior Secured Floating Rate Revolving Note due 2009                    $      106,143    08/12/04         106,143         105,177
Senior Secured Floating Rate Note due 2009                              $      301,240    08/12/04         301,240         298,294
12% Senior Secured Note due 2012                                        $      145,304    08/12/04         135,547         147,380
Limited Partnership Interest (B)                                            4.44% int.    08/12/04          37,617          33,856
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                           19 shs.    08/12/04          10,056            --
                                                                                                      ------------    ------------
                                                                                                           590,603         584,707
                                                                                                      ------------    ------------
STRATEGIC EQUIPMENT & SUPPLY CORPORATION, INC
A provider of kitchen and restaurant design, equipment fabrication and installation services.
12% Senior Subordinated Note due 2008                                   $    2,250,000    01/14/00       2,049,142       2,250,000
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                       61,862 shs.    01/14/00         382,501            --
                                                                                                      ------------    ------------
                                                                                                         2,431,643       2,250,000
                                                                                                      ------------    ------------
SYNVENTIVE EQUITY LLC
Amanufacturer of hot runner systems used in the plastic injection molding process.
12% Senior Subordinated Note due 2007                                   $      975,000    08/21/03         941,375         994,500
Limited Partnership Interest (B)                                            1.05% int.    08/20/03         150,000         666,000
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                       45,942 shs.    08/21/03          45,000         203,982
                                                                                                      ------------    ------------
                                                                                                         1,136,375       1,864,482
                                                                                                      ------------    ------------
THE TRANZONIC COMPANIES
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
13% Senior Subordinated Note due 2009                                   $    1,356,000    02/05/98       1,245,985       1,356,000
Common Stock (B)                                                              315 shs.    02/04/98         315,000         267,238
Warrant, exercisable until 2006, to purchase
  common stock at $.01 per share (B)                                          222 shs.    02/05/98         184,416         188,337
                                                                                                      ------------    ------------
                                                                                                         1,745,401       1,811,575
                                                                                                      ------------    ------------
TIDEWATER HOLDINGS, INC
An operator of a barge transportation line on the Columbia/Snake River system.
17% Preferred Stock (B)                                                       280 shs.    12/23/02         280,000         266,000
Convertible Preferred Stock, convertible into
  common stock at $1,000 per share (B)                                        560 shs.    07/25/96         560,000         504,000
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                          237 shs.    07/25/96          24,103         213,192
                                                                                                      ------------    ------------
                                                                                                           864,103         983,192
                                                                                                      ------------    ------------

MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2004

                                                                            Shares,
                                                                        Units Warrants,
                                                                         Ownership or    Acquisition
Corporate Restricted Securities - (A)continued                         Principal Amount     Date          Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
TOMAH HOLDINGS, INC
Amanufacturer of specialty chemicals
16% Senior Subordinated Note due 2011                                   $      773,875    12/08/03    $    747,819    $    792,845
16% Preferred Stock Series A (B)                                               20 shs.    12/08/03         334,393         342,590
Common Stock (B)                                                            2,789 shs.    12/08/03          69,602          62,641
                                                                                                      ------------    ------------
                                                                                                         1,151,814       1,198,076
                                                                                                      ------------    ------------
TRONAIR, INC
A designer, engineer and manufacturer of ground support equipment for the business, commuter and commercial aviation markets.
10.5% Senior Secured Term Note due 2008                                 $      902,572    01/20/00         902,572         916,772
12% Senior Subordinated Note due 2010                                   $      758,100    01/20/00         722,668         778,788
Common Stock (B)                                                          129,960 shs.    01/20/00         129,960         103,968
Warrant, exercisable until 2010, to purchase
  common stock at $1 per share (B)                                        148,912 shs.    01/20/00          56,316           1,489
                                                                                                      ------------    ------------
                                                                                                         1,811,516       1,801,017
                                                                                                      ------------    ------------
TRUSTILE DOORS, INC
Amanufacturer and distributor of interior doors
12.5% Senior Subordinated Note due 2010                                 $      562,500    04/11/03         520,114         572,134
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                        3,060 shs.    04/11/03          50,625              31
                                                                                                      ------------    ------------
                                                                                                           570,739         572,165
                                                                                                      ------------    ------------
TUBULAR TEXTILE MACHINERY
A designer, manufacturer, sale and servicer of finishing machinery for the knit and woven segments of the global textile industry.
12% Senior Subordinated Note due 2014                                   $      705,457    05/28/04         633,419         723,581
8.75% Senior Secured Note due 2011                                      $      409,310    05/28/04         409,310         421,778
Common Stock (B)                                                          385,233 shs.    05/28/04         385,233         346,710
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      116,521 shs.    05/28/04          74,736           1,165
                                                                                                      ------------    ------------
                                                                                                         1,502,698       1,493,234
                                                                                                      ------------    ------------
TVI, INC
A retailer of used clothing in the United States, Canada and Australia.
Common Stock (B)                                                          187,500 shs.    05/02/00         187,500         219,375
                                                                                                      ------------    ------------
U S M HOLDINGS CORPORATION
A provider of facility maintenance services to retail and corporate clients with multiple locations.
12% Senior Subordinated Note due 2011                                   $      947,368    08/06/03         805,342         972,711
Preferred Stock (B)                                                         1,771 shs.    08/06/03         177,086         177,097
Common Stock (B)                                                              546 shs.    08/06/03             546             546
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          502 shs.    08/06/03         157,869               5
                                                                                                      ------------    ------------
                                                                                                         1,140,843       1,150,359
                                                                                                      ------------    ------------

26

                                              MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2004

                                                                            Shares,
                                                                        Units Warrants,
                                                                         Ownership or    Acquisition
Corporate Restricted Securities - (A)continued                         Principal Amount     Date          Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
U-LINE CORPORATION
Amanufacturer of high-end, built-in, undercounter icemaking, wine storage and refrigeration appliances
12.5% Senior Subordinated Note due 2012                                 $      996,500    04/30/04    $    889,236    $  1,015,555
10% Junior Subordinated Note due 2012                                   $       33,705    04/30/04          33,713          33,922
Common Stock (B)                                                               96 shs.    04/30/04          96,400          86,760
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          122 shs.    04/30/04         112,106               1
                                                                                                      ------------    ------------
                                                                                                         1,131,455       1,136,238
                                                                                                      ------------    ------------
VICTORY VENTURES LLC
An acquirer of controlling or substantial interests in other entities.
Series A Preferred Units (B)                                                0.03% int.    12/02/96               1               2
                                                                                                      ------------    ------------
VITALITY FOODSERVICE, INC
A non-carbonated beverage dispensing company focused on the foodservice industry.
13% Senior Subordinated Note due 2011                                   $      999,153    09/24/04         902,468       1,013,444
Common Stock (B)                                                           12,585 shs.    09/24/04         125,850         113,265
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                       12,593 shs.    09/24/04          98,938             126
                                                                                                      ------------    ------------
                                                                                                         1,127,256       1,126,835
                                                                                                      ------------    ------------
VITEX PACKAGING GROUP, INC
Amanufacturer of specialty packaging, primarily envelopes and tags used on tea bags and medical and food products.
12.5% Senior Subordinated Note due 2012                                 $      900,000    07/19/04         785,152         905,838
Limited Partnership Interest Class A (B)                                  219,375 uts.    07/19/04         219,375         197,438
Limited Partnership Interest Class B (B)                                   96,848 uts.    07/19/04          96,848          87,163
                                                                                                      ------------    ------------
                                                                                                         1,101,375       1,190,439
                                                                                                      ------------    ------------
WALLS INDUSTRIES, INC
A provider of branded workwear and sporting goods apparel
10% Senior Subordinated Lien Note due 2009                              $      532,895    07/12/04         532,895         527,376
14% Senior Subordinated Note due 2012                                   $      555,056    07/12/04         553,519         549,499
Limited Partnership Interest (B)                                            0.20% int.    07/12/04          19,737          17,763
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                        2,133 shs.    07/12/04           1,500              21
                                                                                                      ------------    ------------
                                                                                                         1,107,651       1,094,659
                                                                                                      ------------    ------------
WASHINGTON INVENTORY SERVICES, INC
A provider of physical inventory taking and other related services to retailers.
12.5% Senior Subordinated Note due 2011                                 $      569,524    11/03/00         556,209         575,215
Senior Preferred Stock (B)                                                  2,484 shs.    11/01/00         118,605         116,227
Class B Common Stock (B)                                                    4,743 shs.    11/01/00           4,743          43,669
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                        2,107 shs.    11/03/00            --            19,380
                                                                                                      ------------    ------------
                                                                                                           679,557         754,491
                                                                                                      ------------    ------------

                                              MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2004

                                                                            Shares,
                                                                        Units Warrants,
                                                                         Ownership or    Acquisition
Corporate Restricted Securities - (A)continued                         Principal Amount     Date          Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
WEASLER HOLDINGS LLC
Amanufacturer of mechanical power transmission components for the agricultural, lawn and turf industries.
Limited Partnership Interest (B)                                            0.82% int.    02/03/03    $     53,570    $     62,141
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                          136 shs.    02/04/03         111,086         157,377
                                                                                                      ------------    ------------
                                                                                                           164,656         219,518
                                                                                                      ------------    ------------
WICOR AMERICAS, INC
Amanufacturer of cellulose based insulation products, systems and services for electrical transformer equipment manufacturers.
20% Senior Subordinated Secured Note due 2009                           $    1,380,834    11/09/01       1,373,399       1,332,965
                                                                                                      ------------    ------------
Total Private Placement Investments                                                                   $ 88,871,844    $ 86,704,953
                                                                                                      ------------    ------------

                                              MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2004

                                                                                    Shares or
                                                         Interest       Due         Principal
Corporate Restricted Securities:(a) continued              Rate         Date          Amount            Cost          Fair Value
---------------------------------------------------------------------------------------------------------------------------------
RULE 144A SECURITIES - 7.48%: (A)
BONDS - 7.06%
A E S Corporation                                          8.750%     05/15/13     $    425,000     $    478,421     $    482,906
A E S Corporation                                          9.000      05/15/15          175,000          175,000          200,375
BCP Caylux Holding Lux SCA                                 9.625      06/15/14          550,000          551,697          620,125
Blockbuster, Inc.                                          9.000      09/01/12          275,000          277,178          271,563
Bombardier Capital, Inc.                                   6.125      06/29/06          500,000          511,197          500,000
Bombardier, Inc.                                           6.300      05/01/14          500,000          440,315          433,750
Cablevision Systems Corporation                            6.669      04/01/09          450,000          450,000          477,000
Charter Communications Op LLC                              8.000      04/30/12          500,000          498,750          520,000
Douglas Dynamics LLC                                       7.750      01/15/12          175,000          175,000          177,406
GulfMark Offshore, Inc.                                    7.750      07/15/14          300,000          298,725          318,000
Interactive Health LLC                                     7.250      04/01/11          500,000          409,555          435,000
Jostens I H Corporation                                    7.625      10/01/12          325,000          325,000          338,000
K 2, Inc.                                                  7.375      07/01/14          150,000          150,000          164,250
Magnachip Semiconductor                                    8.000      12/15/14           50,000           50,000           52,125
Markwest Energy                                            6.875      11/01/14          250,000          250,000          253,750
Metaldyne Corporation                                     10.000      11/01/13          340,000          342,164          323,000
Pinnacle Foods Holding                                     8.250      12/01/13          225,000          225,000          214,313
Rogers Wireless, Inc.                                      7.250      12/15/12           90,000           90,000           95,400
Rogers Wireless, Inc.                                      7.500      03/15/15           60,000           60,000           63,300
Rogers Wireless, Inc.                                      8.000      12/15/12           90,000           90,000           95,175
Siebe PLC                                                  6.500      01/15/10          350,000          308,000          334,250
T C W Lev Income Trust, L.P.                               8.410      09/30/04          978,571          978,571          146,785
Tenet Healthcare Corporation                               9.875      07/01/14          350,000          341,859          381,500
Texas Genco LLC                                            6.875      12/15/14          350,000          350,000          361,813
Universal City Florida                                     7.200      05/01/10          100,000          100,000          104,000
Universal City Florida                                     8.375      05/01/10          100,000          100,000          103,750
Warner Music Group                                         7.375      04/15/14          125,000          125,000          128,125
                                                                                   ------------     ------------     ------------
TOTAL BONDS                                                                        $  8,283,571        8,151,432        7,595,661
                                                                                   ------------     ------------     ------------
CONVERTIBLE BONDS - 0.42%
Cymer, Inc.                                                3.500%     02/15/09     $    450,000     $    450,000     $    447,750
                                                                                   ------------     ------------     ------------
TOTAL CONVERTIBLE BONDS                                                            $    450,000          450,000          447,750
                                                                                   ------------     ------------     ------------
WARRANTS - 0.00%
Winsloew Furniture, Inc. (B)                                                                700     $          7     $         11
                                                                                                    ------------     ------------

TOTAL WARRANTS                                                                                                 7               11
                                                                                                    ------------     ------------

TOTAL RULE 144A SECURITIES                                                                             8,601,439        8,043,422
                                                                                                    ------------     ------------
TOTAL CORPORATE RESTRICTED SECURITIES                                                               $ 97,473,283     $ 94,748,375
                                                                                                    ------------     ------------

MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2004

                                                         Interest       Due         Principal
Corporate Public Securities -- 26.43%:(A)                 Rate         Date          Amount            Cost         Market Value
---------------------------------------------------------------------------------------------------------------------------------
BONDS - 22.91%
A E P Industries, Inc.                                     9.875%     11/15/07     $    150,000     $    142,875     $    152,625
Abitibi-Consolidated, Inc.                                 7.750      06/15/11          500,000          518,334          525,000
Activant Solutions, Inc.                                  10.500      06/15/11          475,000          482,042          510,625
Aearo Co.                                                  8.250      04/15/12          225,000          225,000          231,750
Allied Waste NA                                            7.875      04/15/13          500,000          513,750          512,500
American Media Operation, Inc.                             8.875      01/15/11          475,000          475,719          505,281
Appleton Papers, Inc.                                      8.125      06/15/11          250,000          250,000          269,375
Argo Tech Corporation                                      9.250      06/01/11          425,000          425,000          466,438
Arrow Electronics, Inc.                                    7.000      01/15/07          500,000          526,264          529,321
C S C Holdings, Inc.                                       7.625      04/01/11          250,000          251,087          269,375
Cadmus Communications Corporation                          8.375      06/15/14          350,000          350,000          381,063
Chemed Corporation                                         8.750      02/24/11          600,000          600,000          627,000
Chesapeake Energy Corporation                              7.000      08/15/14          150,000          150,000          159,750
Cincinnati Bell, Inc.                                      8.375      01/15/14          550,000          503,750          556,875
Collins & Aikman Products Co.                             10.750      12/31/11          450,000          462,329          459,000
Del Monte Corporation                                      8.625      12/15/12          200,000          200,000          224,000
Dollar Financial Group                                     9.750      11/15/11          325,000          325,000          352,625
Dominos, Inc.                                              8.250      07/01/11          109,000          108,213          119,083
Electronic Data Systems Corporation                        7.125      10/15/09          500,000          506,278          550,694
Esterline Technologies                                     7.750      06/15/13          175,000          175,000          191,188
Ford Motor Credit Co.                                      5.800      01/12/09          500,000          499,070          511,071
G F S I, Inc.                                              9.625      03/01/07          375,000          336,673          363,750
Gencorp, Inc.                                              9.500      08/15/13          200,000          200,000          223,000
General Motors Accept Corporation                          5.850      01/14/09          500,000          503,739          506,584
General Nutrition Center                                   8.500      12/01/10          425,000          425,000          401,625
Goodyear Tire & Rubber Co.                                 7.857      08/15/11          350,000          327,250          355,250
Hexcel Corporation                                         9.750      01/15/09          340,000          340,000          353,600
Houghton Mifflin Co.                                       9.875      02/01/13          500,000          528,331          547,500
Huntsman LLC                                              11.625      10/15/10          250,000          247,038          295,625
Imax Corporation                                           9.625      12/01/10          250,000          250,000          272,500
Intrawest Corporation                                      7.500      10/15/13          250,000          250,000          265,938
Koppers, Inc.                                              9.875      10/15/13          250,000          250,000          285,000
Leucadia National Corporation                              7.000      08/15/13          350,000          357,276          360,500
Lodgenet Entertainment Corporation                         9.500      06/15/13          375,000          375,000          414,375
Lyondell Chemical Co.                                      9.500      12/15/08          450,000          460,675          488,250
M G M Mirage, Inc.                                         6.000      10/01/09          225,000          228,211          230,625
M S X International, Inc.                                 11.000      10/15/07          175,000          173,502          176,750
Majestic Star Casino LLC                                   9.500      10/15/10          250,000          250,000          265,000
Manitowoc Company, Inc.                                    7.125      11/01/13          100,000          100,000          108,250
Mediacom LLC                                               9.500      01/15/13          600,000          592,750          602,250
Nalco Co.                                                  7.750      11/15/11          250,000          250,000          270,000
Neff Corporation                                          10.250      06/01/08           90,000           89,000           86,625
Nextel Communications Corporation                          7.375      08/01/15          400,000          410,585          440,000
North Amer Energy Partners                                 8.750      12/01/11          200,000          200,000          204,000
Northwest Airlines Corporation                             8.970      01/02/15          711,425          711,425          481,300
Numatics, Inc.                                             9.625      04/01/08          375,000          376,877          343,125
O E D Corp/Diamond Jo Company Guarantee                    8.750      04/15/12          500,000          492,980          490,000
Offshore Logistics, Inc.                                   6.125      06/15/13          350,000          350,000          355,250

30

                                              MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2004

                                                         Interest       Due         Principal
Corporate Public Securities:(A) continued                 Rate         Date          Amount            Cost         Market Value
---------------------------------------------------------------------------------------------------------------------------------
Pacific Energy Partners                                    7.125%     06/15/14     $    250,000     $    252,209     $    266,250
Pliant Corporation                                         0.000      06/15/09          675,000          575,807          623,531
Quintiles Transnational Corporation                       10.000      10/01/13          250,000          250,000          280,000
Rayovac Corporation                                        8.500      10/01/13          175,000          175,000          194,250
Rent-A-Center, Inc.                                        7.500      05/01/10          250,000          250,000          259,063
Rent-Way, Inc.                                            11.875      06/15/10          450,000          472,456          506,813
Rhodia SA                                                  8.875      06/01/11          250,000          249,834          251,875
Rhodia SA                                                 10.250      06/01/10          250,000          252,757          281,250
S P X Corporation                                          6.250      06/15/11          250,000          250,000          263,750
Service Corporation International                          6.000      12/15/05           21,000           21,095           21,367
Sheridan Acquisition Corporation                          10.250      08/15/11          225,000          222,001          246,093
Sports Club Co.                                           11.375      03/15/06          100,000           97,000           97,000
Tekni-Plex, Inc.                                          12.750      06/15/10          500,000          483,500          475,000
Telex Communications, Inc.                                11.500      10/15/08          250,000          250,000          272,500
Tenet Healthcare Corporation                               6.375      12/01/11          250,000          241,250          231,875
Triton P C S, Inc.                                         8.500      06/01/13          500,000          500,000          482,500
Tyco International Group SA                                6.375      10/15/11          150,000          148,500          165,607
United Rentals, Inc.                                       7.750      11/15/13          325,000          325,000          318,500
Utilicorp United, Inc.                                     9.950      02/01/11          500,000          553,587          566,250
Vicorp Restaurants, Inc.                                  10.500      04/15/11          300,000          296,373          301,500
Vought Aircraft Industries                                 8.000      07/15/11          650,000          649,409          632,125
Williams Scotsman, Inc.                                    9.875      06/01/07          250,000          246,250          250,000
Wornick Co.                                               10.875      07/15/11          350,000          350,000          379,750
                                                                                   ------------     ------------     ------------
TOTAL BONDS                                                                        $ 23,921,425       23,878,051       24,658,160
                                                                                   ------------     ------------     ------------

                                              MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2004

                                                                                    Shares or
                                                         Interest       Due         Principal
Corporate Public Securities:(A) continued                 Rate         Date          Amount            Cost         Market Value
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 2.94%
Bill Barrett Corporation (B)                                                             14,800     $    370,000     $    473,452
Calamos Asset Management, Inc. (B)                                                        7,500          135,000          202,500
Conor Medsystems, Inc. (B)                                                                1,700           22,100           23,545
Distributed Energy Systems                                                               14,000          177,078           35,000
Dreamworks Animation SKG (B)                                                              3,500           98,000          131,285
Foundation Coal Holdings, Inc. (B)                                                        1,800           39,600           41,508
H C I Direct, Inc. (B)                                                                      500             --               --
Iowa Telecomm Services, Inc. (B)                                                          3,500           66,500           75,495
Las Vegas Sands Corporation (B)                                                             300            8,700           14,400
Orange 21, Inc. (B)                                                                       5,200           45,500           54,340
Rent-Way, Inc. (B)                                                                       46,432          458,123          371,920
The 9 Limited (B)                                                                         1,700           28,900           40,154
Transmontaigne, Inc. (B)                                                                277,771          909,179        1,702,736
                                                                                                    ------------     ------------
TOTAL COMMON STOCK                                                                                     2,358,680        3,166,335
                                                                                                    ------------     ------------
CONVERTIBLE BONDS - 0.58%
Leucadia National Corporation                              3.750%    04/15/14     $     500,000     $    500,000     $    618,125
                                                                                   ------------     ------------     ------------
TOTAL CONVERTIBLE BONDS                                                           $     500,000          500,000          618,125
                                                                                   ------------     ------------     ------------
TOTAL CORPORATE PUBLIC SECURITIES                                                                   $ 26,736,731     $ 28,442,620
                                                                                                    ------------     ------------

                                                          Interest     Due           Principal                          Market
Short-Term Securities                                    Rate/yield   Date            Amount            Cost            Value
---------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER - 5.19%
Albertson's, Inc.                                          2.401%    01/04/05     $   1,059,000     $  1,058,788     $  1,058,788
DaimlerChrysler NA Holding Corporation                     2.250     01/03/05           558,000          557,930          557,930
DaimlerChrysler NA Holding Corporation                     2.400     01/07/05           990,000          989,604          989,604
Kinder Morgan Energy Partners L.P.                         2.451     01/06/05         1,500,000        1,499,490        1,499,490
Ryder System, Inc.                                         2.500     01/05/05         1,475,000        1,474,590        1,474,590
                                                                                   ------------     ------------     ------------
Total Short-Term Securities                                                       $   5,582,000     $  5,580,402     $  5,580,402
                                                                                   ------------     ------------     ------------
Total Investments                                         119.67%                                   $129,790,416     $128,771,397
                                                                                                    ------------     ------------
  Other Assets                                              5.35                                                        5,766,061
  Liabilities                                             (25.02)                                                     (26,927,451)
                                                          ------                                                     ------------
TOTAL NET ASSETS                                          100.00%                                                    $107,610,007
                                                          ======                                                     ============

(A) In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B) Non-income producing security.

See Notes to Consolidated Financial Statements.

                                              MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2004

                                                    Fair Value/
Industry Classification:                           Market Value
---------------------------------------------------------------

AEROSPACE - 2.99%
Argo Tech Corporation                              $    466,438
Bombardier, Inc.                                        433,750
Esterline Technologies                                  191,188
Hexcel Corporation                                      353,600
Qualis Automotive LLC                                 1,141,725
Vought Aircraft Industries                              632,125
                                                   ------------
                                                      3,218,826
                                                   ------------
AIRLINES - 0.45%
Northwest Airlines Corporation                          481,300
                                                   ------------
AUTOMOBILE - 7.74%
America's Body Company, Inc./LCP Holding Co.          1,575,000
Collins & Aikman Products Co.                           459,000
Gencorp, Inc.                                           223,000
Goodyear Tire & Rubber Co.                              355,250
Jason, Inc.                                             849,514
LIH Investors, L.P.                                   2,726,591
Metaldyne Corporation                                   323,000
Nyloncraft, Inc.                                      1,818,614
                                                   ------------
                                                      8,329,969
                                                   ------------
BEVERAGE, DRUG & FOOD - 5.12%
Beta Brands Ltd                                            --
Cains Foods, L.P.                                       205,837
Del Monte Corporation                                   224,000
Dominos, Inc.                                           119,083
Eagle Pack Pet Foods, Inc.                              563,507
Nonni's Food Company                                  1,179,220
Pinnacle Food Holding                                   214,313
River Ranch Fresh Foods LLC                           1,124,553
Specialty Foods Group, Inc.                              71,836
Vicorp Restaurants, Inc.                                301,500
Vitality Foodservice, Inc.                            1,126,835
Wornick Co.                                             379,750
                                                   ------------
                                                      5,510,434
                                                   ------------
BROADCASTING & ENTERTAINMENT - 2.12%
C S C Holdings, Inc.                                    269,375
Cablevision Systems Corporation                         477,000
Charter Communications Op LLC                           520,000
Lodgenet Entertainment Corporation                      414,375
Mediacom LLC                                            602,250
                                                   ------------
                                                      2,283,000
                                                   ------------

                                                    Fair Value/
Industry Classification: continued                 Market Value
---------------------------------------------------------------

BUILDINGS & REAL ESTATE - 5.47%
AW C Holding Company                               $  1,122,462
Adorn, Inc.                                           1,276,515
Eagle Window & Door Holding Co.                       1,666,030
Shelter Acquisition, Inc.                             1,250,707
TruStile Doors, Inc.                                    572,165
                                                   ------------
                                                      5,887,879
                                                   ------------
CARGO TRANSPORT - 2.13%
Kenan-Advantage Transport Company                     1,307,414
Tidewater Holdings, Inc.                                983,192
                                                   ------------
                                                      2,290,606
                                                   ------------
CHEMICAL, PLASTICS & RUBBER - 2.74%
Capital Specialty Plastics, Inc.                            252
Huntsman LLC                                            295,625
Koppers, Inc.                                           285,000
Lyondell Chemical Co.                                   488,250
Process Chemicals LLC                                   144,000
Rhodia SA                                               533,125
Tomah Holdings, Inc.                                  1,198,076
                                                   ------------
                                                      2,944,328
                                                   ------------
CONSUMER PRODUCTS - 9.67%
Appleton Papers, Inc.                                   269,375
Augusta Sportswear Holding Co.                        1,108,588
Colibri Holdings Corporation                          1,016,814
Euro-Pro Corporation                                  1,127,961
G F S I, Inc.                                           363,750
H C I Direct, Inc.                                         --
Justrite Manufacturing Acquisition Co.                  841,017
K 2, Inc.                                               164,250
Maverick Acquisition Company                            656,345
Neff Motivation, Inc.                                    86,625
Rayovac Corporation                                     194,250
Royal Baths Manufacturing Company                       558,885
Savage Sports Holding, Inc.                           1,107,289
The Tranzonic Companies                               1,811,575
Walls Industries, Inc.                                1,094,659
Winsloew Furniture, Inc.                                     11
                                                   ------------
                                                     10,401,394
                                                   ------------
CONTAINERS, PACKAGING & GLASS - 7.14%
A E P Industries, Inc.                                  152,625
Paradigm Packaging, Inc.                              1,463,906
Pliant Corporation                                      623,531
Selig Acquisition Corporation                         1,411,373
Snyder Industries, Inc.                               2,361,135
Tekni-Plex, Inc.                                        475,000
Vitex Packaging, Inc.                                 1,190,439
                                                   ------------
                                                      7,678,009
                                                   ------------

MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2004

                                                    Fair Value/
Industry Classification: continued                 Market Value
---------------------------------------------------------------

DISTRIBUTION - 7.03%
Brampton Fastener Co. Ltd                          $  1,005,746
Corvest Group, Inc.                                   1,965,370
G C-Sun Holdings L.P.                                      --
Kele and Associates, Inc.                             1,234,224
QualServ Corporation                                  1,106,465
Strategic Equip & Supply Corporation, Inc.            2,250,000
                                                   ------------
                                                      7,561,805
                                                   ------------
DIVERSIFIED/CONGLOMERATE, MANUFACTURING - 4.05%
Activant Solutions, Inc.                                510,625
Coining of America LLC                                1,105,001
Dexter Magnetics Technologies, Inc.                     703,313
Douglas Dynamics LLC                                    177,406
Evans Consoles, Inc.                                    100,634
S P X Corporation                                       263,750
Tyco International Group SA                             165,607
Wicor Americas, Inc.                                  1,332,965
                                                   ------------
                                                      4,359,301
                                                   ------------
DIVERSIFIED/CONGLOMERATE, SERVICE - 8.06%
Abitibi-Consolidated, Inc.                              525,000
Allied Waste NA                                         512,500
Calamos Asset Management, Inc.                          202,500
CapeSuccess LLC                                           2,512
Chemed Corporation                                    1,331,655
Diversco, Inc./DHI Holdings, Inc.                       696,032
Dreamworks Animation SKG                                131,285
Dwyer Group, Inc.                                     1,319,966
Hamilton Funeral Services Centers, Inc.                 220,803
Lancaster Laboratories, Inc.                            434,775
Moss, Inc.                                              885,449
M S X International, Inc.                               176,750
Orange 21, Inc.                                          54,340
Service Corporation International                        21,367
The 9 Limited                                            40,154
U S M Holdings Corporation                            1,150,359
Universal City Florida                                  207,750
Washington Inventory Services, Inc.                     754,491
                                                   ------------
                                                      8,667,688
                                                   ------------

                                                    Fair Value/
Industry Classification: continued                 Market Value
---------------------------------------------------------------

ELECTRONICS - 4.18%
A E S Corporation                                  $    683,281
Arrow Electronics, Inc.                                 529,321
Directed Electronics, Inc.                            1,134,746
Distributed Energy Systems                               35,000
Electronic Data Systems Corporation                     550,694
Precision Dynamics, Inc.                                867,995
Siebe PLC                                               334,250
Texas Genco LLC                                         361,813
                                                   ------------
                                                      4,497,100
                                                   ------------
FARMING & AGRICULTURE - 0.00%
Protein Genetics, Inc.                                     --
                                                   ------------

FINANCIAL SERVICES - 3.60%
BCP Caylux Holding Lux SCA                              620,125
Bombardier Capital, Inc.                                500,000
Dollar Financial Group                                  352,625
East River Ventures I, L.P.                               6,821
Ford Motor Credit Co.                                   511,071
General Motors Acceptance Corporation                   506,584
Highgate Capital LLC                                        681
Leucadia National Corporation                           978,625
T C W Leveraged Income Trust, L.P.                      146,785
Victory Ventures LLC                                          2
Williams Scotsman, Inc.                                 250,000
                                                   ------------
                                                      3,873,319
                                                   ------------
HEALTHCARE, EDUCATION & CHILDCARE - 4.74%
A T I Acquisition Company                             1,126,151
American Hospice Management Holding LLC               1,290,330
Conor Medsystems, Inc.                                   23,545
Interactive Health LLC                                  435,000
MedAssist, Inc.                                       1,333,266
Quintiles Transnational Corporation                     280,000
Tenet Healthcare Corporation                            613,375
                                                   ------------
                                                      5,101,667
                                                   ------------
HOME & OFFICE FURNISHINGS, HOUSEWARES,
AND DURABLE CONSUMER PRODUCTS - 3.91%
Home Decor Holding Company                            1,133,638
Hussey Seating Corporation                            1,354,564
Sport Court International, Inc.                         584,707
U-Line Corporation                                    1,136,238
                                                   ------------
                                                      4,209,147
                                                   ------------

MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2004

                                                    Fair Value/
Industry Classification: continued                 Market Value
---------------------------------------------------------------

LEISURE, AMUSEMENT, ENTERTAINMENT - 2.40%
IMAX Corporation                                   $    272,500
Intrawest Corporation                                   265,938
Keepsake Quilting, Inc.                                 914,773
Las Vegas Sands Corporation                              14,400
M G M Mirage, Inc.                                      230,625
Majestic Star Casino LLC                                265,000
O E D Corp/Diamond Jo Company Guarantee                 490,000
Warner Music Group                                      128,125
                                                   ------------
                                                      2,581,361
                                                   ------------
MACHINERY - 12.52%
Aearo Co.                                               231,750
C & M Conveyor, Inc.                                  1,211,744
Integration Technology Systems, Inc.                    956,508
Manitowoc Company, Inc.                                 108,250
Maxon Corporation                                     1,479,496
NPC, Inc.                                             1,922,027
Numatics, Inc.                                          343,125
PW Eagle, Inc.                                          201,538
Safety Speed Cut Manufacturing Company, Inc.          1,643,849
Synventive Equity LLC                                 1,864,482
Tronair, Inc.                                         1,801,017
Tubular Textile Machinery                             1,493,234
Weasler Holdings LLC                                    219,518
                                                   ------------
                                                     13,476,538
                                                   ------------
MEDICAL DEVICES/BIOTECH - 2.76%
Beacon Medical Products, Inc.                         1,138,731
Coeur, Inc.                                             651,834
E X C Acquisition Corporation                         1,178,765
                                                   ------------
                                                      2,969,330
                                                   ------------
MINING, STEEL, IRON & NON PRECIOUS METALS - 0.05%
Better Minerals & Aggregates                             54,525
                                                   ------------
OIL & GAS - 3.29%
Chesapeake Energy Corporation                           159,750
Foundation Coal Holdings, Inc.                           41,508
GulfMark Offshore, Inc.                                 318,000
Mustang Ventures Company                                496,624
North American Energy Partners                          204,000
Offshore Logistics, Inc.                                355,250
Pacific Energy Partners                                 266,250
Transmontaigne, Inc.                                  1,702,736
                                                   ------------
                                                      3,544,118
                                                   ------------

                                                    Fair Value/
Industry Classification: continued                 Market Value
---------------------------------------------------------------

PHARMACEUTICALS - 0.47%
Enzymatic Therapy, Inc.                            $    509,066
                                                   ------------
PUBLISHING/PRINTING - 1.87%
American Media Operation, Inc.                          505,281
Cadmus Communications Corporation                       381,063
Houghton Mifflin Co.                                    547,500
Jostens I H Corporation                                 338,000
Sheridan Acquisition Corporation                        246,093
                                                   ------------
                                                      2,017,937
                                                   ------------
RETAIL STORES - 5.93%
Blockbuster, Inc.                                       271,563
General Nutrition Center                                401,625
Neff Corporation                                        630,910
Olympic Sales, Inc.                                   1,890,321
P H I Holding Company                                 1,409,742
Rent-A-Center, Inc.                                     259,063
Rent-Way, Inc.                                          878,733
Sports Club Co.                                          97,000
TVI, Inc.                                               219,375
United Rentals, Inc.                                    318,500
                                                   ------------
                                                      6,376,832
                                                   ------------
Technology - 0.74%
Convera Corporation
Cymer, Inc.                                             447,750
Delstar Holding Corporation                             220,944
Iowa Telecomm Services, Inc.                             75,495
Magnachip Semiconductor                                  52,125
                                                   ------------
                                                        796,314
                                                   ------------
Telecommunications - 1.86%
Cincinnati Bell, Inc.                                   556,875
Nextel Communications Corporation                       440,000
Rogers Wireless, Inc.                                   253,875
Telex Communications, Inc.                              272,500
Triton P C S, Inc.                                      482,500
                                                   ------------
                                                      2,005,750
                                                   ------------
Utilities - 1.45%
Bill Barrett Corporation                                473,452
Markwest Energy                                         253,750
Nalco Co.                                               270,000
Utilicorp United, Inc.                                  566,250
                                                      1,563,452
                                                             35
                                                   ------------
TOTAL CORPORATE RESTRICTED
AND PUBLIC SECURITIES - 114.48%                    $123,190,995
                                                   ============


See Notes to Consolidated Financial Statements.

MassMutual Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004

1.   HISTORY

MassMutual Participation Investors (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

The Trust is a diversified closed-end management investment company. Babson Capital Management LLC, formerly David L. Babson & Company Inc. ("Babson Capital"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of such income, and capital appreciation, by investing primarily in a portfolio of privately placed below investment grade, long-term corporate debt obligations purchased directly from their issuers, at least half of which normally will include equity features.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly owned subsidiary ("MMPI Subsidiary Trust") for the purpose of holding certain investments. The results of the MMPI Subsidiary Trust have been consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the MMPI Subsidiary Trust.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America.

     A.   VALUATION OF INVESTMENTS

     Valuation of a security in the Trust's portfolio is made on the basis of market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

     Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants will be subject to legal or contractual delays in, or restrictions on, resale and will therefore be "restricted securities." Generally speaking, as contrasted with open-market sales of unrestricted securities, which may be effected immediately if the market is adequate, absent an exemption from registration, restricted securities can be sold only in a public offering for which a registration statement is in effect under the Securities Act of 1933.

     The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Trust's Board of Trustees (the "Trustees"). Each restricted security is valued by the Trustees as of the time of its acquisition and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are thereafter used for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of a security held by the Trust; an estimate of the existence and the extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available for purchase; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940, as amended. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

     When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the Securities Act of 1933 and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

     The Trust's Board of Trustees meets at least once in each quarter to value the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, the Trust's investment adviser. In making valuations, the Trustees will consider Babson Capital's reports analyzing each portfolio security in accordance with the relevant factors referred to above. Babson Capital has agreed to provide such reports to the Trust at least quarterly.

     The consolidated financial statements include restricted securities valued at $86,704,953 (80.57% of net assets) as of December 31, 2004 whose values have been determined by the Board of Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

     The values for corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of December 31, 2004, subject to discount where appropriate, and are approved by the Trustees.

     Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

                                              MassMutual Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004

     B.   ACCOUNTING FOR INVESTMENTS

     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

     Discounts and premiums on securities purchased are amortized, over the lives of the respective securities.

     Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

     C.   USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     D.   FEDERAL INCOME TAXES

     The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains. For the year ended December 31, 2004, the Trust has a net tax basis capital loss carry-forward of $1,352,300 available to offset future net realized capital gains. $841,404 and $510,896 of the loss carry-forward expires on December 31, 2010 and December 31, 2011, respectively, if not offset by net realized capital gains before the expiration dates. To the extent that such carry-forward is used by the Trust, no capital gain distributions or designation as undistributed will be made.

     In 2004, the Trust re-classified a total of $668,738 to undistributed net investment income. $594,934 was re-classified from accumulated net realized loss on investments and $73,804 was re-classified from additional paid in capital to more accurately display the Trust's financial position. These re-classifications had no impact on net asset value.

     The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The MMPI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

     The MMPI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust's receiving any distributions from the MMPI Subsidiary Trust, all of the MMPI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. For the year ended December 31, 2004 the MMPI Subsidiary Trust has accrued income tax expense on income and realized gains of $158,788 and $504,437, respectively.

     E.   DISTRIBUTIONS TO SHAREHOLDERS

     The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the exdividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October and December. The Trust's net realized capital gain distribution, if any, is declared in December.

     The tax character of distributions paid during the years ended December 31, 2004 and 2003 were as follows:

     Distributions paid from:           2004                    2003
                                    -----------------------------------
     Ordinary Income                $10,613,225              $9,186,933

     As of December 31, 2004, the components of distributable earnings on a tax basis included $471,327 of undistributed ordinary income. Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States.

     Net investment income of the Trust as presented under accounting principles generally accepted in the United States differs from distributed earnings due to a distribution made from after tax earnings of the MMPI Subsidiary Trust to the Trust. The Trust treats the distribution from the MMPI Subsidiary Trust as taxable earnings.

3.   INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FEE

Under an Investment Advisory and Administrative Services Contract with the Trust, Babson Capital has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital has further agreed that it will request each issuer of securities which MassMutual is prepared to purchase in a private placement, and which would be consistent with the investment objectives and policies of the Trust, to also offer such securities to the Trust. Babson Capital will use its best efforts to insure that issuers accede to such requests. MassMutual has agreed that, subject to such orders of the Securities and Exchange Commission as may apply, it will invest concurrently with the Trust in any such investment. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the contract, Babson Capital provides administration of

MassMutual Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004

the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

For its services under the Investment Advisory and Administrative Services Contract, Babson Capital is paid a quarterly fee equal to .225% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to .90% on an annual basis. Amajority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust's net assets as of such day.

4.   SENIOR SECURED INDEBTEDNESS:

     A.   NOTE PAYABLE

     MassMutual holds the Trust's $12,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust in 1995. The Note, as amended, is due December 13, 2011 and accrues interest at 5.80% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the year ended December 31, 2004, the Trust incurred total interest expense on the Note of $696,000.

     The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Notes proposed to be redeemed.

     B.   REVOLVING CREDIT AGREEMENT

     The Trust entered into a $15,000,000 Revolving Credit Agreement with Fleet National Bank (the "Agent Bank") dated May 29, 1997, which had a stated matured on May 31, 2004. The maturity date of this loan was extended to May 31, 2007, and its terms amended and restated pursuant to the First Amended and Restated Revolving Credit Agreement (the "Revolver") dated May 27, 2004, between the Trust and the Agent Bank.

     The Revolver bears interest payable quarterly in arrears at a per annum rate that varies depending upon whether the Trust requests a Base Rate Loan or LIBOR Rate Loan. Interest on Base Rate loans equals the higher of: (i) the annual "Base Rate" as set periodically by the Agent Bank and (ii) the most recent Federal Funds Effective Rate plus .50% per annum. Per annum interest on LIBOR Rate Loans equals .60% plus the London Inter Bank Offered Rate ("LIBOR") rate, divided by 1 minus LIBOR Reserve Rate. The Trust also incurs expense on the undrawn portion of the total Revolver at a rate of .25% per annum. The Trust incurred closing costs on the Revolver of $7,500.

     As of December 31, 2004, there was $10,500,000 in outstanding loans against the Revolver and the average blended rate of interest attributable to the Revolver was 1.87%. For the year ended December 31, 2004, the Trust incurred total interest expense on the Revolver of $196,594, plus $10,073 related to the undrawn portion.

5.   PURCHASES AND SALES OF INVESTMENTS

FOR THE YEAR                                                 COST OF INVESTMENTS
ENDED 12/31/2004                                                        ACQUIRED
--------------------------------------------------------------------------------
Corporate restricted securities                                    $ 48,196,766
Corporate public securities                                          12,690,819
Short-term securities                                               370,517,074
--------------------------------------------------------------------------------

                                                                   PROCEEDS FROM
                                                             SALES OR MATURITIES
--------------------------------------------------------------------------------
Corporate restricted securities                                    $ 47,358,132
Corporate public securities                                          10,420,325
Short-term securities                                               372,760,514
--------------------------------------------------------------------------------

The net unrealized depreciation of investments for federal tax purposes as of December 31, 2004 is $1,067,412 and consists of $12,464,414 appreciation and $13,531,826 depreciation.

6.   QUARTERLY RESULTS OF INVESTMENT OPERATIONS
     (unaudited)
                                                      AMOUNT         PER SHARE
--------------------------------------------------------------------------------
MARCH 31, 2004
--------------------------------------------------------------------------------
Investment income                                  $2,659,387
Net investment income                               2,102,013         $ 0.22
Net realized and unrealized
  gain on investments                               1,898,079           0.20

--------------------------------------------------------------------------------
JUNE 30, 2004
--------------------------------------------------------------------------------
Investment income                                   3,448,275
Net investment income                               2,871,018           0.29
Net realized and unrealized
  gain on investments                               2,538,265           0.26

--------------------------------------------------------------------------------
SEPTEMBER 30, 2004
--------------------------------------------------------------------------------
Investment income                                   3,186,182
Net investment income                               2,612,780           0.27
Net realized and unrealized
  gain on investments                               2,515,404           0.26

--------------------------------------------------------------------------------
DECEMBER 31, 2004
--------------------------------------------------------------------------------
Investment income                                   2,964,734
Net investment income                               2,127,626           0.22
Net realized and unrealized
  gain on investments                               6,234,383           0.64

                                              MassMutual Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004

7.   AGGREGATE REMUNERATION PAID TO OFFICERS, TRUSTEES AND THEIR
     AFFILIATED PERSONS

During 2004, the Trust paid its Trustees aggregate remuneration of $101,107. The Trust does not pay any compensation to any of its Trustees who are "interested persons" (as defined by the Investment Company Act of 1940, as amended [the "40 Act"]) of the Trust. Accordingly, the Trust classifies Messers. Reese and Joyal as "interested persons" of the Trust.

All of the Trust's officers are employees of Babson Capital or MassMutual. Pursuant to the Investment Advisory and Administrative Services Contract, the Trust does not compensate its officers who are employees of Babson Capital or MassMutual.

MassMutual and Babson Capital are "affiliated persons" (as defined by the 40
Act) of Mr. Reese, one of the Trust's Trustees. The Trust did not make any payments to Babson Capital during 2004, other than amounts payable to Babson Capital pursuant to the Investment Advisory and Administrative Services Contract. During 2004, the Trust paid the following amounts to MassMutual, exclusive of interest expense on the Note explained in Footnote 4A:

     Preparation of the Trust's Quarterly
        and Annual Reports to Shareholders                           $12,427

     Preparation of the Certain of the
        Trust's Shareholder communications                             1,167

     Preparation of the Trust's
        Annual Proxy Statements                                        1,194
--------------------------------------------------------------------------------
                                                                     $14,788
--------------------------------------------------------------------------------

8.   CONTINGENCIES

The Trust, together with other investors including MassMutual, is a plaintiff in litigation in connection with private placement investments made by the Trust in Sharp International Corporation ("Sharp"). Three managing shareholders of Sharp, which is currently being liquidated in Chapter 11 liquidation proceedings, have pleaded guilty to criminal fraud charges. Initially, two separate civil lawsuits were brought in New York state court in an attempt to recover damages for lost investment funds from Sharp's working capital lender and auditors. The first lawsuit involving Sharp's working capital lender was dismissed prior to trial. An appeal of this dismissal was unsuccessful. The second lawsuit against Sharp's auditors is continuing. The parties to the lawsuit, including the Trust, have submitted the matters which are the subject of the lawsuit to the non-binding mediation proceedings. The mediation proceedings were unsuccessful. The trial for this lawsuit is scheduled to begin in April 2005. The Trust is unable to estimate any potential recovery from this lawsuit as of December 31, 2004.

9.   CERTIFICATIONS

As required under New York Stock Exchange ("NYSE") Corporate Governance Rules, the Trust's principal executive officer has certified to the NYSE that he was not aware, as of the certification date, of any violation by the Trust of the NYSE's Corporate Governance listing standards. In addition, as required by
Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and principal financial officers have made quarterly certifications, included in filings with the Securities and Exchange Commission on Forms N-CSR and N-Q, relating to, among other things, the fund's disclosure controls and procedures and internal control over financial reporting, as applicable.

MassMutual Participation Investors

INTERESTED TRUSTEES

                                         OFFICE                               PORTFOLIOS
                           POSITION    TERM/LENGTH                             OVERSEEN                OTHER
                             WITH        OF TIME      PRINCIPAL OCCUPATION(S)   IN FUND            DIRECTORSHIPS
NAME (AGE), ADDRESS        THE TRUST     SERVED        DURING PAST 5 YEARS      COMPLEX           HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

STUART H. REESE* (49)      Trustee      3 years/     Executive Vice President     41   Trustee, Chairman (since 1999) and
                                         1 year,     and Chief Investment              President (1993-1999) of the Trust; Director
Massachusetts Mutual                    10 months    Officer (since 1999) of           (since 1995), MassMutual Corporate Value
Life Insurance Company                               MassMutual; Chairman              Partners Limited (investment company);
1295 State Street          Chairman      1 year/     and CEO (since 2000),             President (1994-1999), Chairman and Trustee
Springfield, MA01111     (since 1999)   7 months     Director (2000-2004),             (since 1999), MassMutual Select Funds,
                                                     Member of the Board of            formerly MassMutual Institutional Funds
                                                     Managers (since 2004), and        (an open-end investment company advised
                                                     President (2000-2001 and          by MassMutual); President (1993-1999),
                                                     2003-2005) of Babson;             Chairman and Trustee (since 1999),
                                                     Chief Executive Director          MML Series Investment Fund (an openend
                                                     (1997-1999), Senior Vice          investment company advised by
                                                     President (1993-1997) of          MassMutual); Advisory Board Member
                                                     MassMutual.                       (since 1995), Kirtland Capital Partners
                                                                                       (investment partnership); Advisory Board
                                                                                       Member (since 1996), MassMutual High
                                                                                       Yield Partners II LLC (investment company);
                                                                                       Chairman (since 1999) and Director (since
                                                                                       1996), Antares Capital Corporation (bank
                                                                                       loan syndication); Director (since 1996),
                                                                                       Charter Oak Capital Management, Inc.;
                                                                                       President (since 1998), MassMutual/Darby
                                                                                       CBO LLC (investment company); Director
                                                                                       (since 1999), MLDP Holdings; Chairman
                                                                                       (since 2000), Cornerstone Real Estate
                                                                                       Advisers Inc.; Trustee (since 1998),
                                                                                       President (1998-2001) and Chairman (since
                                                                                       2001), MMCI Subsidiary Trust and MMPI
                                                                                       Subsidiary Trust; Trustee, Chairman (since
                                                                                       1999), and President (1993-1999), MassMutual
                                                                                       Corporate Investors (closed-end investment
                                                                                       company advised by Babson).









* Mr. Reese is an "interested person" of the Trust (as defined in the Investment Company Act of 1940, amended) because of his position as an Officer of the Trust, an Executive Officer of MassMutual and Chairman, Member of the Board of Managers and CEO of Babson.

                                              MassMutual Participation Investors

INTERESTED TRUSTEES

                                         OFFICE                               PORTFOLIOS
                           POSITION    TERM/LENGTH                             OVERSEEN                OTHER
                             WITH        OF TIME      PRINCIPAL OCCUPATION(S)   IN FUND            DIRECTORSHIPS
NAME (AGE), ADDRESS        THE TRUST     SERVED        DURING PAST 5 YEARS      COMPLEX           HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

ROBERT E. JOYAL** (60)      Trustee     3 years/     President (2001-2003),       41   President (1999-2003) and Trustee (since
                         (since 2003)   10 months    Managing Director                 2003) of the Trust; Director (since 1996),
MassMutual                                           (2000-2001) and Executive         Antares Capital Corporation (bank loan
Participation Investors                              Director (1999-2000) of           syndication); Director (since 2003), Pemco
1500 Main Street                                     Babson; Executive Director        Aviation Group, Inc.; Trustee (since 2003),
Suite 600                                            (1997-1999) of MassMutual.        MML Series Investment Fund (an openend
Springfield, MA01115                                                                   investment company advised by
                                                                                       MassMutual); Trustee (since 2003),
                                                                                       MassMutual Select Funds, formerly
                                                                                       MassMutual Institutional Funds (an
                                                                                       open-end investment company advised
                                                                                       by MassMutual); Trustee (1998-2003),
                                                                                       Senior Vice President (1998-2001) and
                                                                                       President (2001-2003), MMCI Subsidiary
                                                                                       Trust and MMPI Subsidiary Trust; President
                                                                                       (1999-2003), Trustee (since 2003), MassMutual
                                                                                       Corporate Investors (closed-end investment
                                                                                       company advised by Babson).















** Mr. Joyal retired as President of Babson in June 2003. He continues to serve as a director or trustee of several entities affiliated with MassMutual, Babson's indirect parent company. Accordingly, the Trust classifies Mr. Joyal as an "interested person" of the Trust and Babson (as defined in the Investment Company Act of 1940, amended).

MassMutual Participation Investors

INDEPENDENT TRUSTEES

                                         OFFICE                               PORTFOLIOS
                           POSITION    TERM/LENGTH                             OVERSEEN                OTHER
                             WITH        OF TIME      PRINCIPAL OCCUPATION(S)   IN FUND            DIRECTORSHIPS
NAME (AGE), ADDRESS        THE TRUST     SERVED        DURING PAST 5 YEARS      COMPLEX           HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

DONALD E. BENSON (74)       Trustee     3 years/     Executive Vice President     2    Director (since 1997), MAIR Holdings, Inc.
                         (since 1988)   10 months    and Director (since 1992),        (commuter airline holding company);
MassMutual                                           Marquette Financial               Director (since 1997), National Mercantile
Participation Investors                              Companies (financial              Bancorp (bank holding company) and
1500 Main Street                                     services); Partner (since         Mercantile National Bank; Trustee (since
Suite 600                                            1996), Benson Family              1986), MassMutual Corporate Investors
Springfield, MA01115                                 Limited Partnership               (closed-end investment company advised
                                                     No. 1 and Benson Family           by Babson).
                                                     Limited Partnership No. 2
                                                     (investment partnerships);
                                                     Partner (1987-2004),
                                                     Benson, Pinckney, Oates
                                                     Partnership (building
                                                     partnership).


------------------------------------------------------------------------------------------------------------------------------------

DONALD GLICKMAN (71)        Trustee     3 years/     Chairman (since 1992),       2    Director (1988-2000), CalTex Industries,
                         (since 1992)   10 months    Donald Glickman and               Inc. (manufacturer of windows); Director
MassMutual                                           Company, Inc. (investment         (since 1984), Monro Muffler Brake, Inc.
Participation Investors                              banking); Partner (since          (automobile repair service); Director
1500 Main Street                                     1992), J.F. Lehman & Co.          (since 1998), MSC Software, Inc.; Chairman
Suite 600                                            (private investments).            (1998-2003), Elgar Electronics (manufacturer
Springfield, MA01115                                                                   of electronic power supplies); Director
                                                                                       (since 2002), Racal Instrument Group
                                                                                       (manufacturer of electronic test equipment);
                                                                                       Director (2002-2004), OAOT, Inc. (ITC
                                                                                       Services); Director (since 1999) SDI, Inc.
                                                                                       (manufacturer of airbag initiations); Trustee
                                                                                       (since 1992), MassMutual Corporate Investors
                                                                                       (closed-end investment company advised
                                                                                       by Babson).

                                              MassMutual Participation Investors

INDEPENDENT TRUSTEES

                                         OFFICE                               PORTFOLIOS
                           POSITION    TERM/LENGTH                             OVERSEEN                OTHER
                             WITH        OF TIME      PRINCIPAL OCCUPATION(S)   IN FUND            DIRECTORSHIPS
NAME (AGE), ADDRESS        THE TRUST     SERVED        DURING PAST 5 YEARS      COMPLEX           HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

MARTIN T. HART (69)         Trustee     3 years/     Private Investor; President   2   Director (since 2004), Texas Roadhouse,
                         (since 1991)    1 year,     and Director (since 1983),        Inc.; Director (since 1999), ValueClick Inc.
MassMutual                              10 months    H Corporation.                    (internet advertising company); Director
Participation Investors                                                                (since 2002), Spectranetics Corp. (medical
1500 Main Street                                                                       device company); Trustee (since 1991),
Suite 600                                                                              MassMutual Corporate Investors
Springfield, MA01115                                                                   (closed-end investment company advised
                                                                                       by Babson).


------------------------------------------------------------------------------------------------------------------------------------

STEVEN A. KANDARIAN (52)    Trustee     3 years/     Consultant, financial        22   Trustee (since 2002), MassMutual Premier
                         (since 2002)   2 years,     services (since 2004);            Funds, formerly The DLB Fund Group (an
MassMutual                              10 months    Executive Director (2001-         open-end investment company advised by
Participation Investors                              2004); Pension Benefit            MassMutual); Trustee (since 2002), MassMutual
1500 Main Street                                     Guaranty Corp., (a Federal        Corporate Investors (a closed-end investment
Suite 600                                            pension agency); Managing         company advised by Babson).
Springfield, MA01115                                 Director (1993-2001), Orion
                                                     Partners, L.P. (a private
                                                     equity fund).

MassMutual Participation Investors

INDEPENDENT TRUSTEES

                                         OFFICE                               PORTFOLIOS
                           POSITION    TERM/LENGTH                             OVERSEEN                OTHER
                             WITH        OF TIME      PRINCIPAL OCCUPATION(S)   IN FUND            DIRECTORSHIPS
NAME (AGE), ADDRESS        THE TRUST     SERVED        DURING PAST 5 YEARS      COMPLEX           HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
JACK A. LAUGHERY (70)       Trustee     3 years/     President and Partner         2   Director (since 1993), Papa John's
                          (since 1996)  2 years,     (since 1996), Laughery            International (food service companies);
MassMutual                              10 months    Investments.                      Director (since 1994), Houston Pizza
Participation Investors                                                                Venture LLC (pizza restaurant); Part Owner
1500 Main Street                                                                       (1998-2004), Rocky Mount Harley Davidson;
Suite 600                                                                              Partner (since 1996), Papa John's Iowa;
Springfield, MA01115                                                                   Director (since 2001), Papa John's United
                                                                                       (food service); Director (1997-1998), PJ New
                                                                                       England; Trustee (since 1996), MassMutual
                                                                                       Corporate Investors (closed-end investment
                                                                                       company advised by Babson).


------------------------------------------------------------------------------------------------------------------------------------

CORINE T. NORGAARD (67)     Trustee     3 years/     President (since 2004),      22   Trustee (since 2004), MassMutual Premier
                          (since 1998)  2 years,     Thompson Enterprises Real         Funds, formerly The DLB Fund Group (an
MassMutual                              10 months    Estate Investment; Dean           open-end investment company advised by
Participation Investors                              (1996-2004), Barney School        MassMutual); Director (1997-2004), The
1500 Main Street                                     of Business, University of        Advest Bank; Director (since 2004), Frontier
Suite 600                                            Hartford.                         Trust Company, FSB (Federal Savings
Springfield, MA01115                                                                   Bank); Trustee (since 1993), ING Series
                                                                                       Funds (investment company); Director
                                                                                       (since 1992), ING Variable Series Funds;
                                                                                       Trustee (since 1998), MassMutual Corporate
                                                                                       Investors (a closed-end investment
                                                                                       company advised by Babson).

                                              MassMutual Participation Investors

OFFICERS OF THE TRUST

                                                         PRINCIPAL
                              POSITION     OFFICE TERM/  OCCUPATION(S)
                              WITH         LENGTH OF     DURING PAST
NAME (AGE), ADDRESS           THE TRUST    TIME SERVED   5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
ROGER W. CRANDALL (40)        President    1 year/       President (since 2003) and Vice President (2002-2003) of the Trust; Vice
                                           7 months      Chairman (since 2005), Director (2003-2004), Member of Board of Managers
MassMutual                                               (since 2004), and Managing Director (since 2000) of Babson; Managing
Participation Investors                                  Director (1993-2000) of MassMutual; Trustee and President (since 2003),
1500 Main Street, Suite 600                              MMCI Subsidiary Trust and MMPI Subsidiary Trust; President (since 2003),
Springfield, MA 01115                                    Vice President (2002-2003), MassMutual Corporate Investors.

------------------------------------------------------------------------------------------------------------------------------------
CLIFFORD M. NOREEN (47)         Vice       1 year/       Vice President (since 1993) of the Trust; Managing Director (since 2000)
                              President    7 months      of Babson; Managing Director (1996-1999) of MassMutual; Vice President
MassMutual                                               (since 1993), MassMutual Corporate Investors.
Participation Investors
1500 Main Street, Suite 600
Springfield, MA 01115

------------------------------------------------------------------------------------------------------------------------------------
STEPHEN L. KUHN (58)            Vice       1 year/       Vice President and Secretary (since 1988) of the Trust; General Counsel and
                              President    7 months      Clerk (since 2000) of Babson; Senior Vice President (since 1999), Deputy
MassMutual                       and                     General Counsel (since 1998), and Assistant Secretary (since 1996) of
Participation Investors       Secretary                  MassMutual; Secretary (since 1998), MMCI Subsidiary Trust and MMPI
1500 Main Street, Suite 600                              Subsidiary Trust; Vice President (since 1989) and Secretary (since 1980) of
Springfield, MA 01115                                    MassMutual Corporate Investors.

------------------------------------------------------------------------------------------------------------------------------------
CHARLES C. MCCOBB, JR. (61)     Vice       1 year/       Chief Financial Officer (since 1998) and Vice President (since 1997) of the
                              President    7 months      Trust; Managing Director (since 2000) of Babson; Managing Director (1997-
MassMutual                    and Chief                  1999) of MassMutual; Trustee, Vice President, Treasurer and Chief Financial
Participation Investors       Financial                  Officer (since 1998), MMCI Subsidiary Trust and MMPI Subsidiary Trust;
1500 Main Street, Suite 600    Officer                   Chief Financial Officer (since 1998) and Vice-President (since 1997),
Springfield, MA 01115                                    MassMutual Corporate Investors.

------------------------------------------------------------------------------------------------------------------------------------
JOHN T. DAVITT, JR. (37)     Comptroller   1 year/       Comptroller (since 2001) of the Trust, Director (since 2000) of Babson;
                                           7 months      Associate Director (1997-1999) of MassMutual; Comptroller (since 2001) of
MassMutual                                               MassMutal Corporate Investors.
Participation Investors
1500 Main Street, Suite 600
Springfield, MA 01115

------------------------------------------------------------------------------------------------------------------------------------
JAMES M. ROY (42)             Treasurer    1 year/       Treasurer (since 2003) and Associate Treasurer (1999-2003) of the Trust;
                                           7 months      Director (since 2000) of Babson; Associate Director (1996-1999) of
MassMutual                                               MassMutual; Controller (since 2003), MMCI Subsidiary Trust and MMPI
Participation Investors                                  Subsidiary Trust; Treasurer (since 2003), Associate Treasurer (1999-2003),
1500 Main Street, Suite 600                              MassMutual Corporate Investors.
Springfield, MA 01115

------------------------------------------------------------------------------------------------------------------------------------
MARY ELLEN WESNESKI (54)        Chief      1 year/       Chief Compliance Officer (since 2004) of the Trust, Managing Director
                             Compliance    7 months      (since 1999) of Babson, Chief Compliance Officer (since 2004) of
MassMutual                     Officer                   MassMutual Corporate Investors.
Participation Investors
1500 Main Street, Suite 600
Springfield, MA 01115
------------------------------------------------------------------------------------------------------------------------------------

MassMutual Participation Investors

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Shareholders and Board of Trustees of MassMutual Participation Investors

We have audited the accompanying statement of assets and liabilities of MassMutual Participation Investors (the "Trust"), including the schedule of investments, as of December 31, 2004, and the related statements of operations and cash flows, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2003 and financial highlights for each of the years in the fouryear period ended December 31, 2003 were audited by the Trust's previous auditors whose report, dated February 6, 2004, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MassMutual Participation Investors as of December 31, 2004, and the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

February 7, 2005

[PHOTO APPEARS HERE]

MEMBERS OF THE BOARD OF TRUSTEES

Donald Glickman
Chairman, Donald Glickman
& Company, Inc.

Robert E. Joyal
Retired President of
Babson Capital Management LLC

Jack A. Laughery
President and Partner,
Laughery Investments

Steven A. Kandarian
Consultant, financial services

Donald E. Benson*
Executive Vice President
and Director,
Marquette Financial Companies

Corine T. Norgaard*
President, Thompson Enterprises
Real Estate Investment

Stuart H. Reese
Executive Vice President and
Chief Investment Officer,
Massachusetts Mutual
Life Insurance Company

Martin T. Hart*
Private Investor

*Member of the Audit Committee



DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MassMutual Participation Investors offers a Dividend Reinvestment and Cash Purchase Plan. The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by Shareholder Financial Services Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to Shareholder Financial Services, Inc., Agent for MassMutual Participation Investors' Dividend Reinvestment and Cash Purchase Plan, P.O. Box 173673, Denver, CO 80217-3673.


OFFICERS

Stuart H. Reese           Stephen L. Kuhn               Michael L. Klofas          James M. Roy
Chairman                  Vice President & Secretary    Vice President             Treasurer

Roger W. Crandall         Michael P. Hermsen            Clifford M. Noreen         John T. Davitt, Jr.
President                 Vice President                Vice President             Comptroller

Charles C. McCobb, Jr.    Mary Wilson Kibbe             Richard E. Spencer, II     Mary Ellen Wesneski
Vice President & Chief    Vice President                Vice President             Chief Compliance Officer
Financial Officer

[LOGO]
MassMutual Participation Investors                                    DB1036 205

ITEM 2.  CODE OF ETHICS.

         The Registrant adopted a Code of Ethics for Senior Financial Officers (the "Code") on October 17, 2003, which is available on the Registrant's website at www.babsoncapital.com/mpv. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Registrant's Board of Trustees has determined that Mr. Donald E. Benson, a Trustee of the Registrant and a member of its Audit Committee, is an audit committee financial expert. Mr. Benson is "independent" for purposes of this Item 3 as required by applicable regulation.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                             FEES BILLED TO REGISTRANT

                                    KPMG LLP      DELOITTE & TOUCHE LLP*
                                   Year Ended           Year Ended
                                  December 31,          December 31,
                                      2004                 2003
                                   ----------           ----------
             Audit Fees            $   32,500           $   49,500
             Audit-Related Fees         5,000                5,500
             Tax Fees                   8,500                7,400
             All Other Fees                 0                    0
                                   ----------           ----------
                  Total Fees       $   46,000           $   62,400
                                   ==========           ==========

                 NON-AUDIT FEES BILLED TO BABSON AND MASSMUTUAL

                                    KPMG LLP       DELOITTE & TOUCHE LLP*
                                   Year Ended           Year Ended
                                  December 31,          December 31,
                                      2004                 2003
                                   ----------           ----------
             Audit-Related Fees    $  406,900           $  340,000
             Tax Fees                  35,138               35,100
             All Other Fees           400,000                5,000
                                   ----------           ----------
                  Total Fees       $  842,038           $  380,100
                                   ==========           ==========

         *Deloitte & Touche LLP ("D&T") was the Registrant's independent auditors for the 2003 fiscal year audit. KPMG LLP ("KPMG") was the Registrant's independent auditors for the 2004 fiscal year audit.

         The category "Audit Related Fees" reflects fees billed by KPMG or D&T for services related to the audit and other assurance services performed in connection with the audit engagements of the Registrant, Babson Capital Management LLC ("Babson") and Massachusetts Mutual Life Insurance Company ("MassMutual"). Preparation of Federal, state and local income tax and compliance work are representative of the fees billed in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG or D&T for various non-audit and non-tax services rendered to Babson and MassMutual, such as SAS 70 review, agreed upon procedures reports, and tax consulting.

         The Sarbanes-Oxley Act of 2002 and its implementing regulations allows the Registrant's Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant's independent accountants. During 2004, the Registrant's Audit Committee approved all of the services rendered to the Registrant by KPMG and did not rely on such a pre-approval policy for any such services.

         The Audit Committee reviewed the aggregate fees billed for professional services rendered by KPMG for the Registrant and for the non-audit services provided to Babson, and Babson's parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services were compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as "independent" Trustees under the current listing standards of the New York Stock Exchange and the rules of U.S. Securities and Exchange Commission. The Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant's website, www.babsoncapital.com/mpv; and (2) without charge, upon request, by calling, toll-free 866-399-1516. The current members of the Audit Committee are Donald E. Benson, Martin T. Hart, and Corine T. Norgaard.

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable for this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

         The Registrant's Board of Trustees delegated proxy voting responsibilities relating to voting securities held by the Registrant to its investment adviser, Babson Capital Management LLC ("Babson"). A summary of Babson's proxy voting policies and procedures is set forth below.

         Summary of Babson's Proxy Voting Policy
         ---------------------------------------

         Babson views the voting of proxies as an integral part of its investment management responsibility and believes, as a general principle, that proxies should be voted solely in the best interests of its clients (i.e. prudently and in a manner believed by Babson to best protect and enhance an investor's returns). To implement this general principle, it is Babson's policy to generally vote proxies in accordance with the recommendations of Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance, or, in cases where ISS has not made any recommendations with respect to a proxy, in accordance with ISS's proxy voting guidelines.

         Babson recognizes, however, that there may be times when Babson believes that it will be in the best interests of clients holding the securities to (1) vote against ISS's recommendations or (2) in cases where ISS has not provided Babson with any recommendations with respect to a proxy, vote against ISS's proxy voting guidelines. Babson may vote, in whole or part, against ISS's recommendations or ISS's proxy voting guidelines, as applicable, if such vote is authorized by the Policy. The procedures set forth in the Policy are designed to ensure that votes against ISS's recommendations or proxy voting guidelines have been made in the best interests of clients and are not the result of any material conflict of interest (a "Material Conflict").

         Summary of Babson's Proxy Voting Procedures
         -------------------------------------------

         Babson has (1) established a Proxy Committee that is responsible for the implementation and governance of the Policy and (2) designated Proxy Administrators who will receive and post proxies for voting with ISS. In accordance with the Policy, Babson will generally vote all client proxies in accordance with ISS's recommendation or proxy voting guidelines, unless a person authorized by the Proxy Committee (each a "Proxy Analyst") determines that it is in its clients' best interest to vote against ISS's recommendation or proxy voting guidelines. In these cases, Babson will vote against ISS's recommendation or proxy voting guidelines, so long as no other Proxy Analyst reviewing such proxy disagrees with such recommendation, and no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator. Otherwise, the proxy is to be submitted to a member of the Proxy Committee, who shall determine how to vote the proxy unless (i) the Proxy Administrator has identified a Babson Material Conflict or (ii) said Proxy Committee member has identified a Material Conflict. In such cases, the proxy shall be submitted to the Proxy Committee, which may authorize a vote against ISS's recommendation or proxy voting guidelines only if the Proxy Committee determines that such vote is in the clients' best interests.

         No employee, officer or director of Babson or its affiliates (other than those assigned such responsibilities under the Policy) may influence how Babson votes any proxy, unless such person has been requested to provide such assistance by a Portfolio Manager or Proxy Committee member and has disclosed any known Material Conflict. Any pre-vote communications prohibited by the Policy shall be reported to the Proxy Committee member prior to voting and to Babson's General Counsel.

         Obtaining a Copy of the Policy
         ------------------------------

         The full text of Babson's Policy is available (1) without charge, upon request, by calling 1-866-399-1516 or (2) on the Registrant's website, www.babsoncapital.com/mpv.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not Applicable for this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not Applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not Applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

        (a)(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

               None.


        (a)(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

               Attached hereto as EX-99.31.1
               Attached hereto as EX-99.31.2

        (a)(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

               Not Applicable for this filing.

        (b)    CERTIFICATIONS PURSUANT TO RULE 302-2(b) UNDER THE ACT.

               Attached hereto as EX-99.32

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):   MassMutual Participation Investors
                ----------------------------------
By:             /s/ Roger W. Crandall
                ----------------------------------
                Roger W. Crandall, President
                ----------------------------------
Date:           March 4, 2005
                ----------------------------------

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:             /s/ Roger W. Crandall
                ----------------------------------
                Roger W. Crandall, President
                ----------------------------------
Date:           March 4, 2005
                ----------------------------------
By:             /s/ Charles C. McCobb, Jr.
                ----------------------------------
                Charles C. McCobb, Jr., Vice
                President, and Chief Financial Officer
                ----------------------------------
Date:           March 4, 2005
                ----------------------------------